Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182-03-13213
Jointly Administered

	Reporting Period:	October-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

11/29/04
Signature of Authorized Individual*	Date

ROBERT DUNN	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	October 31, 2004

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	52,633,548	—			52,633,548	43,672,245	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	11,586,230				11,586,230	12,005,884	210,930,916	203,867,238
Interest Income/Other Income	250,249				250,249		4,095,708	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(2,862,776)	2,862,776			0		0	—
Proceeds from the Sale of Assets				—
							—	—
Total Receipts	8,973,703	2,862,776	—	—	11,836,479	12,005,884	215,040,520	205,088,238

Disbursements
Gross Payroll/Payroll Taxes		2,862,776			2,862,776	3,749,500	32,314,404	36,490,245
Sales, Use & Other Taxes	21,025				21,025		840,222	—
Inventory Purchases					—		—	—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	2,031,763				2,031,763	4,002,082	32,996,342	29,281,365
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	4,945,004				4,945,004	6,518,068	101,662,101	104,732,824
					—		—
Deposits to Lenders	333,007				333,007		5,120,993	2,500,000
Professional fees - Carve-out	2,444,897				2,444,897	1,000,000	10,891,224	10,600,000
US Trustee Quarterly Fees	—				—	—	353,750	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	9,775,696	2,862,776	—	—	12,638,473	15,269,650	184,179,036	184,082,684

Net Cash Flow
(Receipts less Disbursements)	(801,993)	—	—	—	(801,993)	(3,263,767)	30,861,484	21,005,554

Cash - End of Month	51,831,555	—	—	—	51,831,555	40,408,479	51,831,555	40,408,478

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 10/1	BUDGET 10/8	BUDGET 10/15	BUDGET 10/22	BUDGET 10/29	BUDGET MONTH OCT
Beginning Cash	$43,672,245	$42,784,312	$42,429,635	$41,179,108	$49,733,695	$43,672,245
Cash Receipts
TICO Cash Collected	512,774	510,723	508,680	506,646	504,619	2,543,441
SM Cash Collected	1,588,798	1,591,518	1,594,241	1,596,967	1,599,694	7,971,219
TIG Cash Collected	187,500	187,500	187,500	187,500	187,500	937,500
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	107,868	109,300	110,739	112,183	113,634	553,724
Other Income Collected	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts	2,396,939	2,399,041	2,401,160	2,403,296	2,405,448	12,005,884

Cash Disbursements
Loan Proceeds Checks	1,188,918	1,191,547	1,194,185	1,196,834	1,199,492	5,970,976
Expenses related to Loans	9,494	9,456	9,418	9,381	9,343	47,093
Expenses related to TIG	100,000	100,000	100,000	100,000	100,000	500,000

Total Cash Disbursements	1,298,412	1,301,003	1,303,604	1,306,214	1,308,835	6,518,068

NET CASH RECEIPTS	1,098,527	1,098,038	1,097,556	1,097,081	1,096,613	5,487,815

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	25,100	30,400	100,800	30,375	42,100	228,775
Bank Charges	1,075	25,000	18,200	3,400	1,075	48,750
Claims Funding*	58,000	58,000	58,000	58,000	58,000	290,000
Company Auto	11,750	12,250	11,900	12,100	11,750	59,750
Computer Costs	7,000	6,075	13,400	4,750	7,260	38,485
Dues And Subscriptions	450	7,350	555	280	250	8,885
Employee Reimbursements - collections exp	13,625	19,081	13,388	12,000	13,910	72,004
Equipment Rental	3,747	10,685	188	25,085	2,540	42,244
Fixed Assets	500	10,500	6,500	5,500	5,500	28,500
Forms & Printing	27,058	1,150	550	1,200	26,450	56,408
Insurance	23,000	21,000	—	—	13,000	57,000
Meals & Entertainment	3,295	2,900	2,550	2,700	3,295	14,740
Miscellaneous	12,760	11,115	13,250	13,965	13,460	64,550
Office Expense	13,175	28,900	14,375	11,825	14,175	82,450
Postage	11,350	16,525	10,275	13,750	10,695	62,595
Prepaid Expenses	7,500	7,500	12,500	7,500	7,500	42,500
Prepaid Software ABS	4,595	20,000	—	—	4,595	29,190
Professional Fees-Ordinary Course	8,360	2,360	8,360	37,830	7,360	64,270
Rent	167,030	35	8,000	59,897	203,025	437,987
Repairs & Maintenance	4,050	3,850	3,850	3,850	3,950	19,550
Roadgard	—	—	70,000	—	—	70,000
Seminars & Meetings	2,150	1,900	2,150	1,900	2,150	10,250
Taxes & Licenses	400	10,825	18,400	9,625	600	39,850
Telephone	44,532	47,072	24,769	28,523	36,131	181,028
Temporary Agency Staff	12,830	9,830	12,830	9,830	12,830	58,150
Board of Directors	20,000	—	7,000	3,000	—	30,000
Travel	4,050	4,280	38,050	5,600	4,050	56,030
Utilities	14,955	16,717	14,809	16,147	14,794	77,422

Total Operating Cash Disbursements	502,337	385,300	484,649	378,631	520,445	2,271,362

Total Cash Disbursements by Group
Corporate	92,250	44,250	76,000	116,500	60,250	389,250
Tico Credit	64,985	52,450	59,525	107,137	72,495	356,591
Southern Management	328,300	277,500	331,500	143,500	345,500	1,426,300
Thaxton Premium Finance	1,200	100	2,000	285	40	3,625
Thaxton Commercial Lending	10	435	435	785	1,205	2,870
Thaxton Insurance Group	15,592	10,565	15,189	10,425	40,955	92,726

Total Operating Cash Disbursements	502,337	385,300	484,649	378,631	520,445	2,271,362

Other Items
Interest to Finova	—	723,480	—	—	—	723,480
Payroll Paid TTG	460,500	—	460,500	—	460,500	1,381,500
Payroll Paid SMC	670,000	—	987,000	—	675,000	2,332,000
401K	12,000	—	12,000	—	12,000	36,000
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	—	—	—	—	122,500	122,500
Credit Insurance Carrier	129,623	131,935	131,935	125,623	125,623	644,740
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	—	60,000	—	—	60,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	120,000	120,000
Bankruptcy Professionals	200,000	200,000	200,000	200,000	200,000	1,000,000

Total Other Items	1,484,123	1,067,415	1,863,435	337,623	1,727,623	6,480,220

Cash from Operations
Total Collections	2,396,939	2,399,041	2,401,160	2,403,296	2,405,448	12,005,884
Total Disbursements	3,072,873	2,541,718	3,439,687	1,810,469	3,224,903	14,089,650

Net Cash from Operations	(675,934)	(142,677)	(1,038,527)	592,827	(819,455)	(2,083,767)

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(332,000)	(1,180,000)

Net Change in Cash	(887,934)	(354,677)	(1,250,527)	380,827	(1,151,455)	(3,263,767)

Adjustment due to New Budget Period

Ending Cash	42,784,312	42,429,635	41,179,108	41,559,934	48,582,239	40,408,479

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLY		JOINTLY ADMINISTERED
Monthly Court Report for	October-04
		HOLDING COMPANY	HOLDING COMPANY		HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	52,633,547.66	51,364,846.29	—	—	(26,136.42)	—	(12,720.75)		921,140.27	386,418.27

			—
TICO Cash Collected	322,050.28	—		—	—	—	—		—	322,050.28
SM Cash Collected	10,071,903.90	—		—	—	—	—		10,071,903.90	—
TIG Cash Collected	433,315.32	—		—	433,315.32	—	—		—	—
TPF Cash Collected	79,123.58	—		—	—	—	79,123.58		—	—
TCL Cash Collected	679,837.27	—		—	—	679,837.27	—		—	—
Other Income Collected	250,248.74	185,744.76		—	—	—	5,613.65		114.20	58,776.13

SUBTOTAL	11,836,479.09	185,744.76	—	—	433,315.32	679,837.27	84,737.23	—	10,072,018.10	380,826.41

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0	2,657,669.66		—	(210,236.37)	(328,966.39)	(57,743.17)		(2,024,628.28)	(36,095.08)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	11,836,479.46	2,843,414.42	—	—	223,078.95	350,870.88	26,994.06	—	8,047,389.82	344,731.33

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	4,470,042.22	—		—	—	328,011.45	(685.64)		4,142,716.41	—
Expenses related to Loans\Thaxton Insurance Group	474,962.12	7,630.79		—	166,232.69	—	15,998.34		307,206.78	(22,106.48)

Subtotal - Loans	4,945,004.34	7,630.79	—	—	166,232.69	328,011.45	15,312.70		4,449,923.19	(22,106.48)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	101,857.48	—		—	—	—	—		101,857.48	—
Bank Charges	72,196.69	44,974.86		—	2,067.00	278.79	—		24,030.20	845.84
Claims Funding*	189,033.32	43,374.67		—	—	—	—		145,658.65	—
Company Auto	9,813.78	—		—	—	—	—		9,333.82	479.96
Computer Costs	11,729.41	5,023.35		—	—	—	1,036.00		3,579.06	2,091.00
Dues And Subscriptions	7,515.00	—		—	—	—	—		7,515.00	—
Employee Reimbursements - collections exp	26,154.65	—		—	—	—	—		—	26,154.65
Equipment Rental	25,740.19	14,028.75		—	3,919.02	—	85.00		6,091.57	1,615.85
Fixed Assets	4,571.37	—		—	—	—	—		4,571.37	—
Forms & Printing	15,662.53	—		—	—	—	—		15,662.53	—
Insurance	41,613.13	(1,300.90)		—	—	—	—		42,914.03	—
Meals & Entertainment	6,080.50	—		—	—	16.30	—		5,870.68	193.52
Miscellaneous	9,010.60	324.95		—	345.60	—	—		1,607.99	6,732.06
Office Expense	16,626.46	5,377.37		—	440.79	141.56	86.00		9,876.40	704.34
Postage	41,973.56	262.54		—	11.77	37.00	—		40,803.29	858.96
Prepaid Expenses	100,400.00	—		—	—	—	—		100,000.00	400.00
Prepaid Software ABS	18,457.82	—		—	—	—	—		18,457.82	—
Professional Fees-Ordinary Course	26,418.60	12,326.25		—	—	114.35	—		13,605.00	373.00
Rent	174,772.23	11,864.00		—	—	456.00	—		175,441.85	(12,989.62)
Repairs & Maintenance	21,467.83	1,241.08		—	—	—	—		19,978.75	248.00
Seminars & Meetings	5,272.70	—		—	—	—	—		5,272.70	—
Taxes & Licenses	21,025.11	838.40		—	1,639.56	240.97	796.66		6,976.29	10,533.23
Telephone	87,042.72	11,598.63		—	(335.29)	315.58	111.01		83,399.91	(8,047.12)
Temporary Agency Staff	11,551.92	2,740.50		—	4,462.50	—	—		4,348.92	—
Travel	13,015.48	597.65		—	—	—	—		10,843.03	1,574.80
Utilities	43,292.37	1,372.97		—	608.00	—	—		40,379.82	931.58
Interest to Finova	458,382.58	458,382.58		—	—	—	—		—	—
Payroll Paid TTG	309,998.43	175,131.28		—	26,149.48	21,258.88	5,205.48		—	82,253.31
Payroll Paid SMC	2,552,777.60	—		—	—	—	—		2,552,777.60	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	315,685.74	—		—	—	—	—		315,916.05	(230.31)
Deposit to Lender	333,006.62	333,006.62		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	2,444,897.00	2,444,897.00		—	—	—	—		—	—
Other	14,676.64	14,676.64		—	—	—	—		—	—

Total Other Cash Disbursements	7,693,468.16	3,737,497.29	—	—	39,308.43	22,859.43	7,320.15		3,771,759.81	114,723.05

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	12,638,472.50	3,745,128.08	—	—	205,541.12	350,870.88	22,632.85		8,221,683.00	92,616.57

	51,831,554.62	50,463,132.63	—	—	(8,598.59)	—	(8,359.54)		746,847.09	638,533.03

BANK ACCOUNT RECONCILED BALANCES:	51,831,554.62	50,463,132.63			(8,598.59)	—	(8,359.54)		746,847.09	638,533.03

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn 11/29/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182-03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	52,633,547.66		—	52,633,547.66

TICO Cash Collected	322,050.28	—	—	322,050.28
SM Cash Collected	10,071,903.90	—	—	10,071,903.90
TIG Cash Collected	433,315.32	—	—	433,315.32
TPF Cash Collected	79,123.58	—	—	79,123.58
TCL Cash Collected	679,837.27	—	—	679,837.27
Other Income Collected	250,248.74	—	—	250,248.74

SUBTOTAL	11,836,479.09	—	—	11,836,479.09

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,862,775.66)	2,862,776.03	—	0.37
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	8,973,703.43	2,862,776.03	—	11,836,479.46

Cash Disbursements - Loans
Loan Proceeds Checks	4,470,042.22			4,470,042.22
Expenses related to Loans\Thaxton Insurance Group	474,962.12			474,962.12

Subtotal - Loans	4,945,004.34	—	—	4,945,004.34

	—
Cash Disbursements - Other	—
Advertising	101,857.48		—	101,857.48
Bank Charges	72,196.69	—	—	72,196.69
Claims Funding*	189,033.32		—	189,033.32
Company Auto	9,813.78	—	—	9,813.78
Computer Costs	11,729.41	—	—	11,729.41
Dues And Subscriptions	7,515.00	—	—	7,515.00
Employee Reimbursements - collections exp	26,154.65	—	—	26,154.65
Equipment Rental	25,740.19	—	—	25,740.19
Fixed Assets	4,571.37	—	—	4,571.37
Forms & Printing	15,662.53	—	—	15,662.53
Insurance	41,613.13	—	—	41,613.13
Meals & Entertainment	6,080.50	—	—	6,080.50
Miscellaneous	9,010.60	—	—	9,010.60
Office Expense	16,626.46	—	—	16,626.46
Postage	41,973.56	—	—	41,973.56
Prepaid Expenses	100,400.00	—	—	100,400.00
Prepaid Software ABS	18,457.82	—	—	18,457.82
Professional Fees - Ordinary Course	26,418.60	—	—	26,418.60
Rent	174,772.23	—	—	174,772.23
Repairs & Maintenance	21,467.83	—	—	21,467.83
Seminars & Meetings	5,272.70	—	—	5,272.70
Taxes & Licenses	21,025.11	—	—	21,025.11
Telephone	87,042.72	—	—	87,042.72
Temporary Agency Staff	11,551.92	—	—	11,551.92
Travel	13,015.48	—	—	13,015.48
Utilities	43,292.37	—	—	43,292.37
Interest to Finova	458,382.58	—	—	458,382.58
Payroll Paid TTG	—	309,998.43	—	309,998.43
Payroll Paid SMC	—	2,552,777.60	—	2,552,777.60
Restructuring Officer	48,000.00	—	—	48,000.00
Credit Insurance Payments	315,685.74	—	—	315,685.74
Deposit to Lender	333,006.62	—	—	333,006.62
US Trustee	—	—	—	—
Bankruptcy Professionals	2,444,897.00	—	—	2,444,897.00
Other	14,676.64	—	—	14,676.64

Total Other Cash Disbursements	4,830,692.13	2,862,776.03	—	7,693,468.16

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,775,696.47	2,862,776.03	—	12,638,472.50

	51,831,554.62	—	—	51,831,554.62

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	3,745,128.08

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.		Case #	03-13183
Monthly Court Report for	October-04	Case #	03-13183
FED ID#	57-0669498			INACTIVE

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon, Inc
Beginning Cash Position	51,364,846.29	149,991.66	49,764,368.18	540,172.49	911,181.24	(6,531.26)	5,663.98

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	185,744.76	8.34	39,833.31		145,903.11	—

SUBTOTAL	185,744.76	8.34	39,833.31	—	145,903.11	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,657,669.66		500,000.00	—	1,983,236.41	180,097.23	(5,663.98)
	—
	—					—

Total Cash receipts	2,843,414.42	8.34	539,833.31	—	2,129,139.52	180,097.23	(5,663.98)

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	7,630.79				7,630.79	—

Subtotal - Loans	7,630.79	—	—	—	7,630.79	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	44,974.86		43.14		43,499.32	1,432.40
Claims Funding*	43,374.67				43,374.67
Company Auto	—				—
Computer Costs	5,023.35				5,023.35
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	14,028.75				14,028.75
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(1,300.90)				(1,300.90)
Meals & Entertainment	—				—
Miscellaneous	324.95				324.95
Office Expense	5,377.37				5,377.37
Postage	262.54				262.54
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	12,326.25				12,326.25
Rent	11,864.00				11,864.00
Repairs & Maintenance	1,241.08				1,241.08
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	838.40				838.40
Telephone	11,598.63				11,598.63
Temporary Agency Staff	2,740.50				2,740.50
Travel	597.65				597.65
Utilities	1,372.97				1,372.97
Interest to Finova	458,382.58				458,382.58
Payroll Paid TTG	175,131.28					175,131.28
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	108,758.10				108,758.10
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	333,006.62				333,006.62
US Trustee	—
Bankruptcy Professionals	2,444,897.00				2,444,897.00
Other	14,676.64				14,676.64

Total Other Cash Disbursements	3,737,497.29	—	43.14	—	3,560,890.47	176,563.68	—

TOTAL ALL CASH DISBURSEMENTS	3,745,128.08	—	43.14	—	3,568,521.26	176,563.68	—

	50,463,132.63	150,000.00	50,304,158.35	540,172.49	(528,200.50)	(2,997.71)	—

Book Balance per bank rec.	50,463,132.63	150,000.00	50,304,158.35	540,172.49	(528,200.50)	(2,997.71)	—
	—						—

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	51,364,846.29	—	—	51,364,846.29

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	185,744.76	—	—	185,744.76

SUBTOTAL	185,744.76	—	—	185,744.76

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,657,669.66	—	—	2,657,669.66
			—	—
	—	—	—	—

Total Cash receipts	2,843,414.42	—	—	2,843,414.42

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	7,630.79	—	—	7,630.79

Subtotal - Loans	7,630.79	—	—	7,630.79

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	44,974.86	—	—	44,974.86
Claims Funding*	43,374.67	—	—	43,374.67
Company Auto	—	—	—	—
Computer Costs	5,023.35	—	—	5,023.35
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	14,028.75	—	—	14,028.75
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(1,300.90)	—	—	(1,300.90)
Meals & Entertainment	—	—	—	—
Miscellaneous	324.95	—	—	324.95
Office Expense	5,377.37	—	—	5,377.37
Postage	262.54	—	—	262.54
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	12,326.25	—	—	12,326.25
Rent	11,864.00	—	—	11,864.00
Repairs & Maintenance	1,241.08	—	—	1,241.08
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	838.40	—	—	838.40
Telephone	11,598.63	—	—	11,598.63
Temporary Agency Staff	2,740.50	—	—	2,740.50
Travel	597.65	—	—	597.65
Utilities	1,372.97	—	—	1,372.97
Interest to Finova	458,382.58	—	—	458,382.58
Payroll Paid TTG	—	175,131.28	—	175,131.28
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	108,758.10	—	—	108,758.10
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	333,006.62	—	—	333,006.62
US Trustee	—	—	—	—
Bankruptcy Professionals	2,444,897.00	—	—	2,444,897.00
Other	14,676.64	—	—	14,676.64

Total Other Cash Disbursements	3,562,366.01	175,131.28	—	3,737,497.29

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	3,569,996.80	175,131.28	—	3,745,128.08

	50,638,263.91	(175,131.28)	—	50,463,132.63

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	October-04
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	22,632.85

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$22,632.85

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	October-04
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(12,720.75)		(12,720.75)			(12,720.75)	—	—	(12,720.75)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	79,123.58		79,123.58			79,123.58	—	—	79,123.58
TCL Cash Collected	—					—	—	—	—
Other Income Collected	5,613.65	449.02	5,164.63			5,613.65	—	—	5,613.65

SUBTOTAL	84,737.23	449.02	84,288.21	—		84,737.23	—	—	84,737.23

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(57,743.17)		(62,948.65)	5,205.48		(62,948.65)	5,205.48	—	(57,743.17)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	26,994.06	449.02	21,339.56	5,205.48		21,788.58	5,205.48	—	26,994.06

Cash Disbursements - Loans
Loan Proceeds Checks	(685.64)		(685.64)			(685.64)	—	—	(685.64)
Expenses related to Loans	15,998.34		15,998.34			15,998.34	—	—	15,998.34

Subtotal - Loans	15,312.70	—	15,312.70	—		15,312.70			15,312.70

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	1,036.00		1,036.00			1,036.00	—	—	1,036.00
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	85.00		85.00			85.00	—	—	85.00
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	86.00		86.00			86.00	—	—	86.00
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	796.66		796.66			796.66	—	—	796.66
Telephone	111.01		111.01			111.01	—	—	111.01
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	5,205.48			5,205.48		—	5,205.48	—	5,205.48
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	7,320.15	—	2,114.67	5,205.48	—	2,114.67	5,205.48	—	7,320.15

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	22,632.85	—	17,427.37	5,205.48		17,427.37	5,205.48	—	22,632.85

	(8,359.54)	449.02	(8,808.56)	—		(8,359.54)	—	—	(8,359.54)

Book Balance per bank rec.	(8,359.54)	449.02	(8,808.56)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	October-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	205,541.12

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$205,541.12

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	October-04
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(26,136.42)	(26,136.42)	—		(26,136.42)	—	—	(26,136.42)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	433,315.32	433,315.32			433,315.32	—	—	433,315.32
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	433,315.32	433,315.32	—	—	433,315.32	—	—	433,315.32

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(210,236.37)	(236,385.85)	26,149.48		(236,385.85)	26,149.48	—	(210,236.37)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	223,078.95	196,929.47	26,149.48	—	196,929.47	26,149.48	—	223,078.95

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	166,232.69	166,232.69			166,232.69			166,232.69

Subtotal - Loans	166,232.69	166,232.69	—		166,232.69	—	—	166,232.69

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	2,067.00	2,067.00			2,067.00		—	2,067.00
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	3,919.02	3,919.02			3,919.02	—	—	3,919.02
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	345.60	345.60			345.60	—	—	345.60
Office Expense	440.79	440.79			440.79	—	—	440.79
Postage	11.77	11.77			11.77	—	—	11.77
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	1,639.56	1,639.56			1,639.56	—	—	1,639.56
Telephone	(335.29)	(335.29)			(335.29)	—	—	(335.29)
Temporary Agency Staff	4,462.50	4,462.50			4,462.50	—	—	4,462.50
Travel	—				—	—	—	—
Utilities	608.00	608.00			608.00	—	—	608.00
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	26,149.48		26,149.48		—	26,149.48	—	26,149.48
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	39,308.43	13,158.95	26,149.48		13,158.95	26,149.48	—	39,308.43

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	205,541.12	179,391.64	26,149.48		179,391.64	26,149.48	—	205,541.12

	(8,598.59)	(8,598.59)	—		(8,598.59)	—	—	(8,598.59)

Book Balance per bank rec.	(8,598.59)	(8,598.59)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	350,870.88

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$350,870.88

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	October-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	679,837.27	679,837.27		679,837.27	—	—	679,837.27
Other Income Collected	—			—	—	—	—

SUBTOTAL	679,837.27	679,837.27	—	679,837.27	—	—	679,837.27

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(328,966.39)	(350,225.27)	21,258.88	(350,225.27)	21,258.88	—	(328,966.39)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	350,870.88	329,612.00	21,258.88	329,612.00	21,258.88	—	350,870.88

Cash Disbursements - Loans
Loan Proceeds Checks	328,011.45	328,011.45		328,011.45			328,011.45
Expenses related to Loans	—			—			—

Subtotal - Loans	328,011.45	328,011.45	—	328,011.45			328,011.45

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	278.79	278.79		278.79	—	—	278.79
Claims Funding*	—	—					—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	16.30	16.30		16.30	—	—	16.30
Miscellaneous	—	—		—	—	—	—
Office Expense	141.56	141.56		141.56	—	—	141.56
Postage	37.00	37.00		37.00	—	—	37.00
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	114.35	114.35		114.35	—	—	114.35
Rent	456.00	456.00		456.00	—	—	456.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	240.97	240.97		240.97	—	—	240.97
Telephone	315.58	315.58		315.58	—	—	315.58
Temporary Agency Staff	—	—		—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	21,258.88		21,258.88	—	21,258.88	—	21,258.88
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	22,859.43	1,600.55	21,258.88	1,600.55	21,258.88	—	22,859.43

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	350,870.88	329,612.00	21,258.88	329,612.00	21,258.88	—	350,870.88

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	October-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,663.98)		(5,663.98)	—	(5,663.98)	—	(5,663.98)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(5,663.98)	—	(5,663.98)	—	(5,663.98)	—	(5,663.98)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	5,663.98	(5,663.98)	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP
Monthly Court Report for	October-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	386,418.27	66,340.91	—	86,755.26	—	—	237,729.65	—	—	9,980.00	(14,387.55)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	322,050.28	—	—	—	—	—	322,178.38	—	(128.10)	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	58,776.13	—	—	7,979.54	26,369.79	—	20,617.25	—	120.31	3,689.24	—

SUBTOTAL	380,826.41	—	—	7,979.54	26,369.79	—	342,795.63	—	(7.79)	3,689.24	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(36,095.08)	(66,846.38)	(5,490.13)	(5,724.14)	(25,814.40)	374.32	14,509.23	19,458.79	(11,600.49)	(13,524.08)	58,562.20
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	344,731.33	(66,846.38)	(5,490.13)	2,255.40	555.39	374.32	357,304.86	19,458.79	(11,608.28)	(9,834.84)	58,562.20

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(22,106.48)	214.31	(1,654.03)	(1,150.58)	(1,031.40)	—	3,602.74	—	(22,263.42)	(89.67)	265.57

Subtotal - Loans	(22,106.48)	214.31	(1,654.03)	(1,150.58)	(1,031.40)	—	3,602.74	—	(22,263.42)	(89.67)	265.57

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	845.84	—	—	109.17	—	—	736.67	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	479.96	—	—	—	—	—	—	—	—	—	479.96
Computer Costs	2,091.00	—	—	—	—	—	2,091.00	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	26,154.65	—	—	3,592.10	142.52	—	22,064.82	—	26.50	280.37	48.34
Equipment Rental	1,615.85	—	—	—	—	175.51	123.80	—	1,084.40	—	232.14
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	193.52	—	—	—	—	—	—	—	—	—	193.52
Miscellaneous	6,732.06	—	—	—	1,580.50	—	—	—	3,784.67	—	1,366.89
Office Expense	704.34	—	—	—	—	—	355.28	—	58.24	—	290.82
Postage	858.96	—	—	—	—	—	44.12	—	—	—	814.84
Prepaid Expenses	400.00	—	—	—	—	—	400.00	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	373.00	—	—	—	—	—	373.00	—	—	—	—
Rent	(12,989.62)	(1,050.00)	(4,306.67)	60.00	600.00	100.00	825.00	—	(12,683.95)	60.00	3,406.00
Repairs & Maintenance	248.00	—	—	—	—	—	248.00	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	10,533.23	(20.00)	335.13	—	208.05	455.92	—	—	3,788.09	280.74	5,485.30
Telephone	(8,047.12)	288.54	(411.76)	(179.31)	(906.84)	(368.72)	599.04	—	(8,269.36)	(286.28)	1,487.57
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	1,574.80	—	—	—	—	—	800.00	—	—	—	774.80
Utilities	931.58	44.35	—	(66.81)	(37.44)	11.61	125.17	—	493.01	(100.00)	461.69
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	82,253.31	17.33	547.20	—	—	—	—	19,458.79	22,373.54	—	39,856.45
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	(230.31)	—	—	—	—	—	—	—	—	—	(230.31)
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	114,723.05	(719.78)	(3,836.10)	3,515.15	1,586.79	374.32	28,785.90	19,458.79	10,655.14	234.83	54,668.01

TOTAL ALL CASH DISBURSEMENTS	92,616.57	(505.47)	(5,490.13)	2,364.57	555.39	374.32	32,388.64	19,458.79	(11,608.28)	145.16	54,933.58

			—	—	—	—	—	—	—	—	—

	638,533.03	(0.00)	—	86,646.09	—	—	562,645.87	—	—	—	(10,758.93)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	638,533.03	—	—	86,646.09	—	—	562,645.87	0.00	—	—	(10,758.93)

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP	Case No.	-
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	386,418.27	—	—	386,418.27

		—	—	—
TICO Cash Collected	322,050.28	—	—	322,050.28
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	58,776.13	—	—	58,776.13

SUBTOTAL	380,826.41	—	—	380,826.41

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(118,348.39)	82,253.31	—	(36,095.08)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	262,478.02	82,253.31	—	344,731.33

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	—			—
Expenses related to Loans	(22,106.48)			(22,106.48)

Subtotal - Loans	(22,106.48)			(22,106.48)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	845.84	—	—	845.84
Claims Funding*	—			—
Company Auto	479.96	—	—	479.96
Computer Costs	2,091.00	—	—	2,091.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	26,154.65	—	—	26,154.65
Equipment Rental	1,615.85	—	—	1,615.85
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	193.52	—	—	193.52
Miscellaneous	6,732.06	—	—	6,732.06
Office Expense	704.34	—	—	704.34
Postage	858.96	—	—	858.96
Prepaid Expenses	400.00	—	—	400.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	373.00	—	—	373.00
Rent	(12,989.62)	—	—	(12,989.62)
Repairs & Maintenance	248.00	—	—	248.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	10,533.23	—	—	10,533.23
Telephone	(8,047.12)	—	—	(8,047.12)
Temporary Agency Staff	—	—	—	—
Travel	1,574.80	—	—	1,574.80
Utilities	931.58	—	—	931.58
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	82,253.31	—	82,253.31
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	(230.31)	—	—	(230.31)
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	32,469.74	82,253.31	—	114,723.05

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,363.26	82,253.31	—	92,616.57

	638,533.03	—	—	638,533.03

Book Balance per bank rec.

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA # 2000014825101	WACHOVIA # 2000014826087	Case No.	-
Monthly Court Report for	October-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(14,387.55)	—	—							(14,387.55)	(14,387.55)	—	—	(14,387.55)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	13,991.88	(522.80)	(6,037.33)	2,364.57	555.39	374.32	32,388.64	(33,981.82)	145.16	18,705.75	13,991.88	—	—	13,991.88
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	13,991.88	(522.80)	(6,037.33)	2,364.57	555.39	374.32	32,388.64	(33,981.82)	145.16	18,705.75	13,991.88	—	—	13,991.88

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—										—			—
Expenses related to Loans	(22,106.48)	214.31	(1,654.03)	(1,150.58)	(1,031.40)		3,602.74	(22,263.42)	(89.67)	265.57	(22,106.48)			(22,106.48)

Subtotal - Loans	(22,106.48)	214.31	(1,654.03)	(1,150.58)	(1,031.40)	—	3,602.74	(22,263.42)	(89.67)	265.57	(22,106.48)			(22,106.48)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	845.84	—		109.17	—		736.67			—	845.84	—	—	845.84
Claims Funding*	—										—			—
Company Auto	479.96				—			—		479.96	479.96	—	—	479.96
Computer Costs	2,091.00	—	—			—	2,091.00	—			2,091.00	—	—	2,091.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	26,154.65	—		3,592.10	142.52		22,064.82	26.50	280.37	48.34	26,154.65	—	—	26,154.65
Equipment Rental	1,615.85			—	—	175.51	123.80	1,084.40	—	232.14	1,615.85	—	—	1,615.85
Fixed Assets	—									—	—	—	—	—
Forms & Printing	—						—	—		—	—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	193.52									193.52	193.52	—	—	193.52
Miscellaneous	6,732.06				1,580.50			3,784.67		1,366.89	6,732.06	—	—	6,732.06
Office Expense	704.34		—	—	—	—	355.28	58.24	—	290.82	704.34	—	—	704.34
Postage	858.96	—	—			—	44.12	—		814.84	858.96	—	—	858.96
Prepaid Expenses	400.00						400.00				400.00	—	—	400.00
Prepaid Software ABS	—									—	—	—	—	—
Professional Fees-Ordinary Course	373.00		—				373.00	—			373.00	—	—	373.00
Rent	(12,989.62)	(1,050.00)	(4,306.67)	60.00	600.00	100.00	825.00	(12,683.95)	60.00	3,406.00	(12,989.62)	—	—	(12,989.62)
Repairs & Maintenance	248.00						248.00	—			248.00	—	—	248.00
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	10,533.23	(20.00)	335.13	—	208.05	455.92		3,788.09	280.74	5,485.30	10,533.23	—	—	10,533.23
Telephone	(8,047.12)	288.54	(411.76)	(179.31)	(906.84)	(368.72)	599.04	(8,269.36)	(286.28)	1,487.57	(8,047.12)	—	—	(8,047.12)
Temporary Agency Staff	—		—		—			—			—	—	—	—
Travel	1,574.80						800.00	—		774.80	1,574.80	—	—	1,574.80
Utilities	931.58	44.35	—	(66.81)	(37.44)	11.61	125.17	493.01	(100.00)	461.69	931.58	—	—	931.58
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	(230.31)	—	—					—		(230.31)	(230.31)	—	—	(230.31)
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	32,469.74	(737.11)	(4,383.30)	3,515.15	1,586.79	374.32	28,785.90	(11,718.40)	234.83	14,811.56	32,469.74	—	—	32,469.74

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,363.26	(522.80)	(6,037.33)	2,364.57	555.39	374.32	32,388.64	(33,981.82)	145.16	15,077.13	10,363.26	—	—	10,363.26

			—	—	—	—	—	—	—	—

	(10,758.93)	—	—	—	—	—	—	—	—	(10,758.93)	(10,758.93)	—	—	(10,758.93)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(10,758.93)		—							(10,758.93)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	54,933.58

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$54,933.58

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195	Case No.	03-13195
Monthly Court Report for	October-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(14,387.55)	(14,387.55)	—		(14,387.55)	—		(14,387.55)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	58,562.20	18,705.75	39,856.45		18,705.75	39,856.45	—	58,562.20
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	58,562.20	18,705.75	39,856.45	—	18,705.75	39,856.45	—	58,562.20

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	265.57	265.57			265.57			265.57

Subtotal - Loans	265.57	265.57	—		265.57	—	—	265.57

		—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	479.96	479.96			479.96	—	—	479.96
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	48.34	48.34			48.34	—	—	48.34
Equipment Rental	232.14	232.14			232.14	—	—	232.14
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	193.52	193.52			193.52	—	—	193.52
Miscellaneous	1,366.89	1,366.89			1,366.89	—	—	1,366.89
Office Expense	290.82	290.82			290.82	—	—	290.82
Postage	814.84	814.84			814.84	—	—	814.84
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	3,406.00	3,406.00			3,406.00	—	—	3,406.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	5,485.30	5,485.30			5,485.30	—	—	5,485.30
Telephone	1,487.57	1,487.57			1,487.57	—	—	1,487.57
Temporary Agency Staff	—	—			—	—	—	—
Travel	774.80	774.80			774.80	—	—	774.80
Utilities	461.69	461.69			461.69	—	—	461.69
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	39,856.45	—	39,856.45		—	39,856.45	—	39,856.45
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	(230.31)	(230.31)			(230.31)	—	—	(230.31)
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	54,668.01	14,811.56	39,856.45	—	14,811.56	39,856.45	—	54,668.01

TOTAL ALL CASH DISBURSEMENTS	54,933.58	15,077.13	39,856.45	—	15,077.13	39,856.45	—	54,933.58

	(10,758.93)	(10,758.93)	—	—	(10,758.93)	—	—	(10,758.93)

Book Balance per bank rec.	(10,758.93)	(10,758.93)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	October-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(11,608.28)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($11,608.28)

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	October-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	(128.10)	(128.10)			(128.10)	—	—	(128.10)
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	120.31	120.31			120.31	—	—	120.31

SUBTOTAL	(7.79)	(7.79)	—		(7.79)	—	—	(7.79)

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(11,600.49)	(33,974.03)	22,373.54		(33,974.03)	22,373.54	—	(11,600.49)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(11,608.28)	(33,981.82)	22,373.54	—	(33,981.82)	22,373.54	—	(11,608.28)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(22,263.42)	(22,263.42)			(22,263.42)	—	—	(22,263.42)

Subtotal - Loans	(22,263.42)	(22,263.42)	—		(22,263.42)	—	—	(22,263.42)

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	26.50	26.50			26.50	—	—	26.50
Equipment Rental	1,084.40	1,084.40			1,084.40	—	—	1,084.40
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	3,784.67	3,784.67			3,784.67	—	—	3,784.67
Office Expense	58.24	58.24			58.24	—	—	58.24
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(12,683.95)	(12,683.95)			(12,683.95)	—	—	(12,683.95)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	3,788.09	3,788.09			3,788.09	—	—	3,788.09
Telephone	(8,269.36)	(8,269.36)			(8,269.36)	—	—	(8,269.36)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	493.01	493.01			493.01	—	—	493.01
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	22,373.54	—	22,373.54		—	22,373.54	—	22,373.54
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	10,655.14	(11,718.40)	22,373.54	—	(11,718.40)	22,373.54	—	10,655.14

							—	—

TOTAL ALL CASH DISBURSEMENTS	(11,608.28)	(33,981.82)	22,373.54	—	(33,981.82)	22,373.54	—	(11,608.28)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(505.47)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($505.47)

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO ALABAMA		Case No.	03-13196					Case No.	03-13196
Monthly Court Report for	October-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	66,340.91	—	—	29,609.78	36,731.13	66,340.91	—		66,340.91

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(66,846.38)	(522.80)	17.33	(29,609.78)	(36,731.13)	(66,863.71)	17.33	—	(66,846.38)
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(66,846.38)	(522.80)	17.33	(29,609.78)	(36,731.13)	(66,863.71)	17.33	—	(66,846.38)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	214.31	214.31				214.31	—		214.31

Subtotal - Loans	214.31	214.31	—	—	—	214.31	—	—	214.31

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	(1,050.00)	(1,050.00)				(1,050.00)	—	—	(1,050.00)
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	(20.00)	(20.00)				(20.00)	—	—	(20.00)
Telephone	288.54	288.54				288.54	—	—	288.54
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	44.35	44.35				44.35	—	—	44.35
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	17.33	—	17.33			—	17.33	—	17.33
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	(719.78)	(737.11)	17.33	—	—	(737.11)	17.33	—	(719.78)

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(505.47)	(522.80)	17.33	—	—	(522.80)	17.33	—	(505.47)

	(0.00)	—	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	374.32

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$374.32

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	October-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	374.32	374.32	—		374.32	—	—	374.32
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	374.32	374.32	—		374.32	—	—	374.32

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	175.51	175.51			175.51	—	—	175.51
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	100.00	100.00			100.00	—	—	100.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	455.92	455.92			455.92	—	—	455.92
Telephone	(368.72)	(368.72)			(368.72)	—	—	(368.72)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	11.61	11.61			11.61	—	—	11.61
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	374.32	374.32	—	—	374.32	—	—	374.32

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	374.32	374.32	—	—	374.32	—	—	374.32

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,364.57

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,364.57

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-DELAWARE		Case No.	03-13182
Monthly Court Report for	October-04
FED ID#	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	86,755.26	—	9,882.03	9,238.61	9,592.97	9,590.83	9,588.36	9,985.00	12,027.54	16,849.92		86,755.26	—	—	86,755.26

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	—											—	—	—	—
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	7,979.54	7,979.54										7,979.54	—	—	7,979.54

SUBTOTAL	7,979.54	7,979.54	—	—	—	—	—	—	—	—		7,979.54	—	—	7,979.54

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,724.14)	(5,724.14)	—	—	—	—	—	—	—	—		(5,724.14)	—	—	(5,724.14)
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	2,255.40	2,255.40	—	—	—	—	—	—	—	—	—	2,255.40	—	—	2,255.40

Cash Disbursements - Loans
Loan Proceeds Checks	—	—										—			—
Expenses related to Loans	(1,150.58)	(1,150.58)										(1,150.58)			(1,150.58)

Subtotal - Loans	(1,150.58)	(1,150.58)	—	—	—	—	—	—	—	—		(1,150.58)	—	—	(1,150.58)

—
		—										—
Cash Disbursements - Other		—										—
Advertising	—	—										—	—	—	—
Bank Charges	109.17		35.79	23.54	19.46	19.46	4.79		6.13			109.17	—	—	109.17
Claims Funding*	—	—										—	—	—	—
Company Auto	—	—										—	—	—	—
Computer Costs	—	—										—	—	—	—
Dues And Subscriptions	—	—										—	—	—	—
Employee Reimbursements - collections exp	3,592.10	3,592.10										3,592.10	—	—	3,592.10
Equipment Rental	—	—										—	—	—	—
Fixed Assets	—	—										—	—	—	—
Forms & Printing	—	—										—	—	—	—
Insurance	—	—										—	—	—	—
Meals & Entertainment	—	—										—	—	—	—
Miscellaneous	—	—										—	—	—	—
Office Expense	—	—										—	—	—	—
Postage	—	—										—	—	—	—
Prepaid Expenses	—	—										—	—	—	—
Prepaid Software ABS	—	—										—	—	—	—
Professional Fees-Ordinary Course	—	—										—	—	—	—
Rent	60.00	60.00										60.00	—	—	60.00
Repairs & Maintenance	—	—										—	—	—	—
Roadgard	—	—										—	—	—	—
Seminars & Meetings	—	—										—	—	—	—
Taxes & Licenses	—	—										—	—	—	—
Telephone	(179.31)	(179.31)										(179.31)	—	—	(179.31)
Temporary Agency Staff	—	—										—	—	—	—
Travel	—	—										—	—	—	—
Utilities	(66.81)	(66.81)										(66.81)	—	—	(66.81)
Interest to Finova	—	—										—	—	—	—
Payroll Paid TTG	—	—										—	—	—	—
Payroll Paid SMC	—	—										—	—	—	—
Restructuring Officer	—	—										—	—	—	—
Insurance Renewal	—	—										—	—	—	—
Voyager Payment	—	—										—	—	—	—
Pre-Filing Prepays	—	—										—	—	—	—
Deposit to Lender	—	—										—	—	—	—
US Trustee	—	—										—	—	—	—
Bankruptcy Professionals	—	—										—	—	—	—
Other	—	—										—	—	—	—

Total Other Cash Disbursements	3,515.15	3,405.98	35.79	23.54	19.46	19.46	4.79	—	6.13	—	—	3,515.15	—	—	3,515.15

						—	—	—	—			—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,364.57	2,255.40	35.79	23.54	19.46	19.46	4.79	—	6.13	—	—	2,364.57	—	—	2,364.57

	86,646.09	—	9,846.24	9,215.07	9,573.51	9,571.37	9,583.57	9,985.00	12,021.41	16,849.92	—	86,646.09	—	—	86,646.09

Book Balance per bank rec.	86,646.09	—	9,846.24	9,215.07	9,573.51	9,571.37	9,583.57	9,985.00	12,021.41	16,849.92

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(5,490.13)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($5,490.13)

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	October-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,490.13)	(6,037.33)	547.20		(5,490.13)	—	—	(5,490.13)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(5,490.13)	(6,037.33)	547.20		(5,490.13)	—	—	(5,490.13)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	(1,654.03)	(1,654.03)			(1,654.03)			(1,654.03)

Subtotal - Loans	(1,654.03)	(1,654.03)	—		(1,654.03)	—	—	(1,654.03)

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(4,306.67)	(4,306.67)			(4,306.67)	—	—	(4,306.67)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	335.13	335.13			335.13	—	—	335.13
Telephone	(411.76)	(411.76)			(411.76)	—	—	(411.76)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	547.20	—	547.20		547.20	—	—	547.20
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(3,836.10)	(4,383.30)	547.20	—	(3,836.10)	—	—	(3,836.10)

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	(5,490.13)	(6,037.33)	547.20	—	(5,490.13)	—	—	(5,490.13)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	32,388.64

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$32,388.64

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	October-04
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	237,729.65	—	—	237,729.65	237,729.65	—	—	237,729.65

	—					—	—	—
TICO Cash Collected	322,178.38	7,430.12		314,748.26	322,178.38	—	—	322,178.38
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	20,617.25	20,617.25			20,617.25	—	—	20,617.25

SUBTOTAL	342,795.63	28,047.37	—	314,748.26	342,795.63	—	—	342,795.63

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	14,509.23	4,341.27	—	10,167.96	14,509.23	—	—	14,509.23
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	357,304.86	32,388.64	—	324,916.22	357,304.86	—	—	357,304.86

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	3,602.74	3,602.74			3,602.74	—	—	3,602.74

Subtotal - Loans	3,602.74	3,602.74	—	—	3,602.74	—	—	3,602.74

Cash Disbursements - Other
Advertising		—
Bank Charges	736.67	736.67			736.67	—	—	736.67
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	2,091.00	2,091.00			2,091.00	—	—	2,091.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	22,064.82	22,064.82			22,064.82	—	—	22,064.82
Equipment Rental	123.80	123.80			123.80	—	—	123.80
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	355.28	355.28			355.28	—	—	355.28
Postage	44.12	44.12			44.12	—	—	44.12
Prepaid Expenses	400.00	400.00			400.00	—	—	400.00
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	373.00	373.00			373.00	—	—	373.00
Rent	825.00	825.00			825.00	—	—	825.00
Repairs & Maintenance	248.00	248.00			248.00	—	—	248.00
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	599.04	599.04			599.04	—	—	599.04
Temporary Agency Staff	—	—			—	—	—	—
Travel	800.00	800.00			800.00	—	—	800.00
Utilities	125.17	125.17			125.17	—	—	125.17
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	28,785.90	28,785.90	—	—	28,785.90	—	—	28,785.90

								—

TOTAL ALL CASH DISBURSEMENTS	32,388.64	32,388.64	—	—	32,388.64	—	—	32,388.64

	562,645.87	—	—	562,645.87	562,645.87	—	—	562,645.87

Book Balance per bank rec.	562,645.87			562,645.87

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	19,458.79

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$19,458.79

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Modern Central Recovery		Case #	03-13190	Case No.	03-13190
Monthly Court Report for	October-04
FED ID#	27-9200069

	Consolidated Totals			WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position		—	—			—	—	—	—

		—					—	—	—
TICO Cash Collected		—				—	—	—	—
SM Cash Collected		—				—	—	—	—
TIG Cash Collected		—				—	—	—	—
TPF Cash Collected		—				—	—	—	—
TCL Cash Collected		—				—	—	—	—
Other Income Collected		—				—	—	—	—

SUBTOTAL		—	—	—	—	—	—	—	—

		—				—	—	—	—
		—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		19,458.79		19,458.79		—	19,458.79	—	19,458.79
						—	—	—	—
		—				—	—	—	—
		—				—	—	—	—
		—				—	—	—	—

Total Cash Receipts and Transfers		19,458.79	—	19,458.79	—	—	19,458.79	—	19,458.79

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans		—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—	—
Claims Funding*		—
Company Auto		—				—	—	—	—
Computer Costs		—				—	—	—	—
Dues And Subscriptions		—				—	—	—	—
Employee Reimbursements - collections exp		—				—	—	—	—
Equipment Rental		—				—	—	—	—
Fixed Assets		—				—	—	—	—
Forms & Printing		—				—	—	—	—
Insurance		—				—	—	—	—
Meals & Entertainment		—				—	—	—	—
Miscellaneous		—				—	—	—	—
Office Expense		—				—	—	—	—
Postage		—				—	—	—	—
Prepaid Expenses		—				—	—	—	—
Prepaid Software ABS		—				—	—	—	—
Professional Fees-Ordinary Course		—				—	—	—	—
Rent		—				—	—	—	—
Repairs & Maintenance		—				—	—	—	—
Roadgard		—				—	—	—	—
Seminars & Meetings		—				—	—	—	—
Taxes & Licenses		—				—	—	—	—
Telephone		—				—	—	—	—
Temporary Agency Staff		—				—	—	—	—
Travel		—				—	—	—	—
Utilities		—				—	—	—	—
Interest to Finova		—				—	—	—	—
Payroll Paid TTG		19,458.79		19,458.79		—	19,458.79	—	19,458.79
Payroll Paid SMC		—				—	—	—	—
Restructuring Officer		—				—	—	—	—
Insurance Renewal		—				—	—	—	—
Voyager Payment		—				—	—	—	—
Pre-Filing Prepays		—				—	—	—	—
Deposit to Lender		—				—	—	—	—
US Trustee		—				—	—	—	—
Bankruptcy Professionals		—				—	—	—	—
		—				—	—	—	—

Total Other Cash Disbursements		19,458.79	—	19,458.79	—	—	19,458.79	—	19,458.79

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		19,458.79	—	19,458.79	—	—	19,458.79	—	19,458.79

		—	—	—	—	—	—	—	—

Book Balance per bank rec.		0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	555.39

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$555.39

FORM MOR-1

1THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI		Case No.	03-13201
Monthly Court Report for	October-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	26,369.79	26,369.79

SUBTOTAL	26,369.79	26,369.79

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(25,814.40)	(25,814.40)
—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
—

Total Cash Receipts and Transfers	555.39	555.39

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(1,031.40)	(1,031.40)

Subtotal - Loans	(1,031.40)	(1,031.40)

Cash Disbursements - Other	—
Advertising	—	—
Bank Charges	—	—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	142.52	142.52
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	1,580.50	1,580.50
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	600.00	600.00
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	208.05	208.05
Telephone	(906.84)	(906.84)
Temporary Agency Staff	—	—
Travel	—	—
Utilities	(37.44)	(37.44)
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Proceeds to Lender	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other - payment to Investment Banker	—

Total Other Cash Disbursements	1,586.79	1,586.79

TOTAL ALL CASH DISBURSEMENTS	555.39	555.39

	—	—

Book Balance per bank rec.	—
—

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI		Case No.	03-13201
Monthly Court Report for	October-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	26,369.79	26,369.79

SUBTOTAL	26,369.79	26,369.79

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(25,814.40)	(25,814.40)
—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
—

Total Cash Receipts and Transfers	555.39	555.39

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(1,031.40)	(1,031.40)

Subtotal - Loans	(1,031.40)	(1,031.40)

Cash Disbursements - Other	—
Advertising	—	—
Bank Charges	—	—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	142.52	142.52
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	1,580.50	1,580.50
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	600.00	600.00
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	208.05	208.05
Telephone	(906.84)	(906.84)
Temporary Agency Staff	—	—
Travel	—	—
Utilities	(37.44)	(37.44)
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Proceeds to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other - payment to Investment Banker	—	—

Total Other Cash Disbursements	1,586.79	1,586.79

TOTAL ALL CASH DISBURSEMENTS	555.39	555.39

	—	—

Book Balance per bank rec.	—
—

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	—			—

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	26,369.79	—	—	26,369.79

SUBTOTAL	26,369.79	—	—	26,369.79

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(25,814.40)	—	—	(25,814.40)
	—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	555.39	—	—	555.39

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	(1,031.40)	—	—	(1,031.40)

Subtotal - Loans	(1,031.40)	—	—	(1,031.40)

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	142.52	—	—	142.52
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	1,580.50	—	—	1,580.50
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	600.00	—	—	600.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	208.05	—	—	208.05
Telephone	(906.84)	—	—	(906.84)
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	(37.44)	—	—	(37.44)
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	1,586.79	—	—	1,586.79

TOTAL ALL CASH DISBURSEMENTS	555.39	—	—	555.39

	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	145.16

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$145.16

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	October-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	9,980.00	—	—	9,980.00	9,980.00	—	—	9,980.00

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	3,689.24	3,689.24			3,689.24	—	—	3,689.24

SUBTOTAL	3,689.24	3,689.24	—	—	3,689.24	—	—	3,689.24

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(13,524.08)	(3,544.08)	—	(9,980.00)	(13,524.08)	—	—	(13,524.08)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(9,834.84)	145.16	—	(9,980.00)	(9,834.84)	—	—	(9,834.84)

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(89.67)	(89.67)			(89.67)	—	—	(89.67)

Subtotal - Loans	(89.67)	(89.67)	—	—	(89.67)	—	—	(89.67)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	280.37	280.37			280.37	—	—	280.37
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	60.00	60.00			60.00	—	—	60.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	280.74	280.74			280.74	—	—	280.74
Telephone	(286.28)	(286.28)			(286.28)	—	—	(286.28)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	(100.00)	(100.00)			(100.00)	—	—	(100.00)
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	234.83	234.83	—	—	234.83	—	—	234.83

TOTAL ALL CASH DISBURSEMENTS	145.16	145.16	—	—	145.16	—	—	145.16

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197

TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO TENN-DORMANT		Case	#	03-13197	Case No.	03-13197
Monthly Court Report for	October-04
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198

TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case	03-13198
Monthly Court Report for	October-04
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202

Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-OH-MOD-SUB-Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	October-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204

Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	October-04
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP

SUMMARY - SOUTHERN MANAGEMENT		Case No.	-
Monthly Court Report for	October-04
FED ID#

	Consolidated Totals	Covington Credit- OK 03- 13208	Covington Credit of Texas 03- 13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03- 13209	Quick Credit 03- 13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total
Beginning Cash Position	921,140.27	135,361.15	424,333.22	372,907.21	27,109.17	—	93,636.32	(132,206.80)	921,140.27	—	—	921,140.27

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,071,903.90	258,433.43	2,524,113.76	2,388,053.66	1,226,338.23	1,269,066.73	883,907.29	1,521,990.80	10,071,903.90	—	—	10,071,903.90
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	114.20	—	—	—	—	—	—	114.20	114.20	—	—	114.20

SUBTOTAL	10,072,018.10	258,433.43	2,524,113.76	2,388,053.66	1,226,338.23	1,269,066.73	883,907.29	1,522,105.00	10,072,018.10	—	—	10,072,018.10

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,552,777.60)	2,552,777.60	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(2,024,628.28)	79,026.53	(522,130.61)	(97,198.66)	(19,258.72)	(129,276.01)	(18,501.08)	(1,317,289.73)	(2,024,628.28)	—	—	(2,024,628.28)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,047,389.82	337,459.96	2,001,983.15	2,290,855.00	1,207,079.51	1,139,790.72	865,406.21	204,815.27	5,494,612.22	2,552,777.60	—	8,047,389.82

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,142,716.41	158,337.29	1,249,710.68	1,116,942.78	539,058.26	584,327.70	494,339.70	—	4,142,716.41			4,142,716.41
Expenses related to Loans	307,206.78	12,850.97	70,186.55	93,465.21	51,822.77	45,178.26	30,259.39	3,443.63	307,206.78			307,206.78

Subtotal - Loans	4,449,923.19	171,188.26	1,319,897.23	1,210,407.99	590,881.03	629,505.96	524,599.09	3,443.63	4,449,923.19			4,449,923.19

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	101,857.48	4,006.92	28,415.84	11,523.17	7,402.59	8,227.82	6,695.44	35,585.70	101,857.48			101,857.48
Bank Charges	24,030.20	42.00	196.00	24.00	—	—	15.00	23,753.20	24,030.20	—	—	24,030.20
Claims Funding*	145,658.65	9,681.01	28,474.38	22,789.97	4,596.30	22,496.72	10,829.52	46,790.75	145,658.65			145,658.65
Company Auto	9,333.82	137.38	2,398.60	1,207.31	794.71	607.85	952.77	3,235.20	9,333.82	—	—	9,333.82
Computer Costs	3,579.06	150.00	1,254.84	495.00	480.00	140.89	220.75	837.58	3,579.06	—	—	3,579.06
Dues And Subscriptions	7,515.00	—	180.00	3,380.00	150.00	1,980.00	1,575.00	250.00	7,515.00	—	—	7,515.00
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	6,091.57	—	25.00	—	—	—	—	6,066.57	6,091.57	—	—	6,091.57
Fixed Assets	4,571.37	—	1,439.37	1,469.10	—	1,662.90	—	—	4,571.37	—	—	4,571.37
Forms & Printing	15,662.53	544.15	4,884.72	3,278.20	1,252.92	2,450.00	1,780.72	1,471.82	15,662.53	—	—	15,662.53
Insurance	42,914.03	1,582.29	1,748.51	7,574.89	3,970.90	2,903.64	3,428.29	21,705.51	42,914.03	—	—	42,914.03
Meals & Entertainment	5,870.68	230.39	2,136.85	479.59	603.33	339.95	833.50	1,247.07	5,870.68	—	—	5,870.68
Miscellaneous	1,607.99	31.35	75.00	734.42	293.23	244.81	—	229.18	1,607.99	—	—	1,607.99
Office Expense	9,876.40	87.36	1,862.70	876.22	514.06	1,935.06	261.04	4,339.96	9,876.40	—	—	9,876.40
Postage	40,803.29	2,922.75	7,605.80	8,565.08	3,432.35	4,401.20	2,229.89	11,646.22	40,803.29	—	—	40,803.29
Prepaid Expenses	100,000.00	—	—	—	—	—	—	100,000.00	100,000.00	—	—	100,000.00
Prepaid Software ABS	18,457.82	946.64	6,389.82	4,258.22	2,603.26	2,603.26	1,656.62	—	18,457.82	—	—	18,457.82
Professional Fees-Ordinary Course	13,605.00	—	13,000.00	605.00	—	—	—	—	13,605.00	—	—	13,605.00
Rent	175,441.85	6,458.18	54,631.05	36,010.63	25,427.14	20,008.31	17,001.87	15,904.67	175,441.85	—	—	175,441.85
Repairs & Maintenance	19,978.75	363.60	6,692.59	5,319.71	2,317.83	3,460.01	1,825.01	—	19,978.75	—	—	19,978.75
Roadgard	4,990.00	—	—	—	4,990.00	—	—	—	4,990.00	—	—	4,990.00
Seminars & Meetings	5,272.70	—	2,828.51	78.75	851.67	78.75	782.45	652.57	5,272.70	—	—	5,272.70
Taxes & Licenses	6,976.29	—	2,262.92	—	4,063.37	—	—	650.00	6,976.29	—	—	6,976.29
Telephone	83,399.91	2,778.39	12,619.45	21,330.93	14,678.86	11,855.80	6,642.83	13,493.65	83,399.91	—	—	83,399.91
Temporary Agency Staff	4,348.92	—	—	144.00	—	100.00	—	4,104.92	4,348.92	—	—	4,348.92
Travel	10,843.03	1,148.62	1,617.54	794.04	273.63	664.20	3,180.66	3,164.34	10,843.03	—	—	10,843.03
Utilities	40,379.82	2,686.67	15,738.19	8,752.37	5,116.07	4,796.04	3,290.48	—	40,379.82	—	—	40,379.82
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,552,777.60	88,207.72	420,681.26	749,152.16	419,410.70	348,164.65	259,375.17	267,785.94	—	2,552,777.60	—	2,552,777.60
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	315,916.05	—	—	137,790.87	106,962.28	71,162.90	—	—	315,916.05	—	—	315,916.05
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,771,759.81	122,005.42	617,158.94	1,026,633.63	610,185.20	510,284.76	322,577.01	562,914.85	1,218,982.21	2,552,777.60	—	3,771,759.81

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,221,683.00	293,193.68	1,937,056.17	2,237,041.62	1,201,066.23	1,139,790.72	847,176.10	566,358.48	5,668,905.40	2,552,777.60	—	8,221,683.00

			—

	746,847.09	179,627.43	489,260.20	426,720.59	33,122.45	—	111,866.43	(493,750.01)	746,847.09	—	—	746,847.09

Book Balance per bank rec.	746,847.09	179,627.43	489,260.20	426,720.59	33,122.45	—	111,866.43	(493,750.01)

THE THAXTON GROUP

Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	October-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(599,841.11)	—	—	—	—	—		(599,841.11)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,136,065.05	253,404.94	1,974,745.58	1,895,242.06	1,018,229.91	981,430.52	732,620.56	280,391.48
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,136,065.05	253,404.94	1,974,745.58	1,895,242.06	1,018,229.91	981,430.52	732,620.56	280,391.48

Cash Disbursements - Loans
Loan Proceeds Checks	4,142,716.41	158,337.29	1,249,710.68	1,116,942.78	539,058.26	584,327.70	494,339.70
Expenses related to Loans	307,206.78	12,850.97	70,186.55	93,465.21	51,822.77	45,178.26	30,259.39	3,443.63

Subtotal - Loans	4,449,923.19	171,188.26	1,319,897.23	1,210,407.99	590,881.03	629,505.96	524,599.09	3,443.63

Cash Disbursements - Other
Advertising	101,857.48	4,006.92	28,415.84	11,523.17	7,402.59	8,227.82	6,695.44	35,585.70
Bank Charges	23,753.20							23,753.20
Claims Funding*	145,658.65	9,681.01	28,474.38	22,789.97	4,596.30	22,496.72	10,829.52	46,790.75
Company Auto	9,333.82	137.38	2,398.60	1,207.31	794.71	607.85	952.77	3,235.20
Computer Costs	3,579.06	150.00	1,254.84	495.00	480.00	140.89	220.75	837.58
Dues And Subscriptions	7,515.00		180.00	3,380.00	150.00	1,980.00	1,575.00	250.00
Employee Reimbursements - collections exp	—
Equipment Rental	6,091.57		25.00					6,066.57
Fixed Assets	4,571.37		1,439.37	1,469.10		1,662.90
Forms & Printing	15,662.53	544.15	4,884.72	3,278.20	1,252.92	2,450.00	1,780.72	1,471.82
Insurance	42,914.03	1,582.29	1,748.51	7,574.89	3,970.90	2,903.64	3,428.29	21,705.51
Meals & Entertainment	5,870.68	230.39	2,136.85	479.59	603.33	339.95	833.50	1,247.07
Miscellaneous	1,607.99	31.35	75.00	734.42	293.23	244.81		229.18
Office Expense	9,876.40	87.36	1,862.70	876.22	514.06	1,935.06	261.04	4,339.96
Postage	40,803.29	2,922.75	7,605.80	8,565.08	3,432.35	4,401.20	2,229.89	11,646.22
Prepaid Expenses	100,000.00							100,000.00
Prepaid Software ABS	18,457.82	946.64	6,389.82	4,258.22	2,603.26	2,603.26	1,656.62
Professional Fees - Ordinary Course	13,605.00		13,000.00	605.00
Rent	175,441.85	6,458.18	54,631.05	36,010.63	25,427.14	20,008.31	17,001.87	15,904.67
Repairs & Maintenance	19,978.75	363.60	6,692.59	5,319.71	2,317.83	3,460.01	1,825.01
Roadgard	4,990.00				4,990.00
Seminars & Meetings	5,272.70		2,828.51	78.75	851.67	78.75	782.45	652.57
Taxes & Licenses	6,976.29		2,262.92		4,063.37			650.00
Telephone	83,399.91	2,778.39	12,619.45	21,330.93	14,678.86	11,855.80	6,642.83	13,493.65
Temporary Agency Staff	4,348.92			144.00		100.00		4,104.92
Travel	10,843.03	1,148.62	1,617.54	794.04	273.63	664.20	3,180.66	3,164.34
Utilities	40,379.82	2,686.67	15,738.19	8,752.37	5,116.07	4,796.04	3,290.48
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	1,631,178.12	48,460.98	458,566.67	407,376.60	236,574.38	189,804.45	144,834.63	145,560.41
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	315,916.05			137,790.87	106,962.28	71,162.90
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	2,849,883.33	82,216.68	654,848.35	684,834.07	427,348.88	351,924.56	208,021.47	440,689.32

TOTAL ALL CASH DISBURSEMENTS	7,299,806.52	253,404.94	1,974,745.58	1,895,242.06	1,018,229.91	981,430.52	732,620.56	444,132.95

	(763,582.58)	—	—	—	—	—	—	(763,582.58)

Book Balance per bank rec.		—	—		—	—		(763,582.58)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	293,193.68

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$293,193.68

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit, Inc		Case No.	03-13208	Case No.	03-13208
Monthly Court Report for	October-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	135,361.15	25,772.74	19,565.48	17,570.84	14,120.10	11,978.74	—	—	11,031.92	28,460.94	6,860.39		135,361.15	—	—	135,361.15

	—												—	—	—	—
TICO Cash Collected	—												—	—	—	—
SM Cash Collected	258,433.43	33,525.74	14,122.03	37,792.65	24,520.59	35,331.43	(21,855.87)	39,746.74	41,575.19	17,732.70	35,942.23		218,686.69	39,746.74	—	258,433.43
TIG Cash Collected	—												—	—	—	—
TPF Cash Collected	—												—	—	—	—
TCL Cash Collected	—												—	—	—	—
Other Income Collected	—												—	—	—	—

SUBTOTAL	258,433.43	33,525.74	14,122.03	37,792.65	24,520.59	35,331.43	(21,855.87)	39,746.74	41,575.19	17,732.70	35,942.23	—	218,686.69	39,746.74	—	258,433.43

	—												—	—	—	—
	—												—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	79,026.53	(28,305.41)	(512.20)	(37,729.67)	(22,342.75)	(32,366.01)	275,260.81		(38,629.76)	(212.36)	(36,136.12)		79,026.53	—	—	79,026.53
	—												—	—	—	—
	—												—	—	—	—
	—												—	—	—	—
	—												—	—	—	—

Total Cash Receipts and Transfers	337,459.96	5,220.33	13,609.83	62.98	2,177.84	2,965.42	253,404.94	39,746.74	2,945.43	17,520.34	(193.89)	—	297,713.22	39,746.74	—	337,459.96

													—	—		—
Cash Disbursements - Loans													—	—		—
													—	—		—
Loan Proceeds Checks	158,337.29						158,337.29						158,337.29	—		158,337.29
Expenses related to Loans	12,850.97						12,850.97						12,850.97	—		12,850.97

Subtotal - Loans	171,188.26	—	—	—	—	—	171,188.26	—	—	—	—		171,188.26	—	—	171,188.26

													—	—		—
													—	—		—
Cash Disbursements - Other	—												—	—		—
Advertising	4,006.92						4,006.92						4,006.92	—		4,006.92
Bank Charges	42.00			15.00	6.00	9.00	—		12.00				42.00	—	—	42.00
Claims Funding*	9,681.01						9,681.01						9,681.01	—		9,681.01
Company Auto	137.38						137.38						137.38	—	—	137.38
Computer Costs	150.00						150.00						150.00	—	—	150.00
Dues And Subscriptions	—						—						—	—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—	—
Equipment Rental	—						—						—	—	—	—
Fixed Assets	—						—						—	—	—	—
Forms & Printing	544.15						544.15						544.15	—	—	544.15
Insurance	1,582.29						1,582.29						1,582.29	—	—	1,582.29
Meals & Entertainment	230.39						230.39						230.39	—	—	230.39
Miscellaneous	31.35						31.35						31.35	—	—	31.35
Office Expense	87.36						87.36						87.36	—	—	87.36
Postage	2,922.75						2,922.75						2,922.75	—	—	2,922.75
Prepaid Expenses	—						—						—	—	—	—
Prepaid Software ABS	946.64						946.64						946.64	—	—	946.64
Professional Fees-Ordinary Course	—						—						—	—	—	—
Rent	6,458.18						6,458.18						6,458.18	—	—	6,458.18
Repairs & Maintenance	363.60						363.60						363.60	—	—	363.60
Roadgard	—						—						—	—	—	—
Seminars & Meetings	—						—						—	—	—	—
Taxes & Licenses	—						—						—	—	—	—
Telephone	2,778.39						2,778.39						2,778.39	—	—	2,778.39
Temporary Agency Staff	—						—						—	—	—	—
Travel	1,148.62						1,148.62						1,148.62	—	—	1,148.62
Utilities	2,686.67						2,686.67						2,686.67	—	—	2,686.67
Interest to Finova	—						—						—	—	—	—
Payroll Paid TTG	—						—						—	—	—	—
Payroll Paid SMC	88,207.72						48,460.98	39,746.74					48,460.98	39,746.74	—	88,207.72
Restructuring Officer	—						—						—	—	—	—
Insurance Renewal	—						—						—	—	—	—
Voyager Payment	—						—						—	—	—	—
Pre-Filing Prepays	—						—						—	—	—	—
Deposit to Lender	—						—						—	—	—	—
US Trustee	—						—						—	—	—	—
Bankruptcy Professionals	—						—						—	—	—	—
Other	—						—						—	—	—	—

Total Other Cash Disbursements	122,005.42	—	—	15.00	6.00	9.00	82,216.68	39,746.74	12.00	—	—		82,258.68	39,746.74	—	122,005.42

													—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	293,193.68	—	—	15.00	6.00	9.00	253,404.94	39,746.74	12.00	—	—		253,446.94	39,746.74	—	293,193.68

																—

	179,627.43	30,993.07	33,175.31	17,618.82	16,291.94	14,935.16	—	—	13,965.35	45,981.28	6,666.50		179,627.43	—	—	179,627.43

Ending Bank Balance per bank rec.	179,627.43	30,993.07	33,175.31	17,618.82	16,291.94	14,935.16			13,965.35	45,981.28	6,666.50

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,237,041.62

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,237,041.62

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Finance-SC		Case #	03-13212	Case No.	03-13212
Monthly Court Report for	October-04
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS

Beginning Cash Position	372,907.21	6,707.41	6,240.46	16,334.32	291,083.15	9,057.77

	—
TICO Cash Collected	—
SM Cash Collected	2,388,053.66	48,590.96	63,140.59	47,308.65	1,857,630.29	75,048.16	(8,282.83)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,388,053.66	48,590.96	63,140.59	47,308.65	1,857,630.29	75,048.16	(8,282.83)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(97,198.66)	(45,923.14)	(60,608.02)	(46,918.57)	(1,831,057.02)	(73,353.80)	1,903,524.89
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,290,855.00	2,667.82	2,532.57	390.08	26,573.27	1,694.36	1,895,242.06

Cash Disbursements - Loans

Loan Proceeds Checks	1,116,942.78						1,116,942.78
Expenses related to Loans	93,465.21						93,465.21

Subtotal - Loans	1,210,407.99						1,210,407.99

Cash Disbursements - Other
Advertising	11,523.17						11,523.17
Bank Charges	24.00	24.00
Claims Funding*	22,789.97						22,789.97
Company Auto	1,207.31						1,207.31
Computer Costs	495.00						495.00
Dues And Subscriptions	3,380.00						3,380.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	1,469.10						1,469.10
Forms & Printing	3,278.20						3,278.20
Insurance	7,574.89						7,574.89
Meals & Entertainment	479.59						479.59
Miscellaneous	734.42						734.42
Office Expense	876.22						876.22
Postage	8,565.08						8,565.08
Prepaid Expenses	—						—
Prepaid Software ABS	4,258.22						4,258.22
Professional Fees-Ordinary Course	605.00						605.00
Rent	36,010.63						36,010.63
Repairs & Maintenance	5,319.71						5,319.71
Roadgard	—						—
Seminars & Meetings	78.75						78.75
Taxes & Licenses	—						—
Telephone	21,330.93						21,330.93
Temporary Agency Staff	144.00						144.00
Travel	794.04						794.04
Utilities	8,752.37						8,752.37
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	749,152.16						407,376.60
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	137,790.87						137,790.87
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	1,026,633.63	24.00	—	—	—	—	684,834.07

TOTAL ALL CASH DISBURSEMENTS	2,237,041.62	24.00	—	—	—	—	1,895,242.06

	426,720.59	9,351.23	8,773.03	16,724.40	317,656.42	10,752.13	—

Book Balance per bank rec.	426,720.59	9,351.23	8,773.03	16,724.40	317,656.42	10,752.13

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total

Beginning Cash Position	—	11,461.43	14,216.23	17,806.44	372,907.21	—	—	372,907.21

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		68,756.18	51,260.45	184,601.21	2,388,053.66	—	—	2,388,053.66
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	68,756.18	51,260.45	184,601.21	2,388,053.66	—	—	2,388,053.66

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(68,582.90)	(49,174.35)	(166,881.31)	(438,974.22)	341,775.56	—	(97,198.66)
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	341,775.56	173.28	2,086.10	17,719.90	1,949,079.44	341,775.56	—	2,290,855.00

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					1,116,942.78			1,116,942.78
Expenses related to Loans					93,465.21			93,465.21

Subtotal - Loans					1,210,407.99			1,210,407.99

					—
					—
Cash Disbursements - Other					—
Advertising					11,523.17			11,523.17
Bank Charges					24.00	—	—	24.00
Claims Funding*					22,789.97			22,789.97
Company Auto					1,207.31	—	—	1,207.31
Computer Costs					495.00	—	—	495.00
Dues And Subscriptions					3,380.00	—	—	3,380.00
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					1,469.10	—	—	1,469.10
Forms & Printing					3,278.20	—	—	3,278.20
Insurance					7,574.89	—	—	7,574.89
Meals & Entertainment					479.59	—	—	479.59
Miscellaneous					734.42	—	—	734.42
Office Expense					876.22	—	—	876.22
Postage					8,565.08	—	—	8,565.08
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					4,258.22	—	—	4,258.22
Professional Fees-Ordinary Course					605.00	—	—	605.00
Rent					36,010.63	—	—	36,010.63
Repairs & Maintenance					5,319.71	—	—	5,319.71
Roadgard					—	—	—	—
Seminars & Meetings					78.75	—	—	78.75
Taxes & Licenses					—	—	—	—
Telephone					21,330.93	—	—	21,330.93
Temporary Agency Staff					144.00	—	—	144.00
Travel					794.04	—	—	794.04
Utilities					8,752.37	—	—	8,752.37
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				407,376.60	341,775.56	—	749,152.16
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					137,790.87	—	—	137,790.87
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					—	—	—	—

Total Other Cash Disbursements	341,775.56	—	—	—	1,026,633.63	—	—	1,026,633.63

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	1,895,266.06	341,775.56	—	2,237,041.62

	—	11,634.71	16,302.33	35,526.34	426,720.59	—	—	426,720.59

Book Balance per bank rec.		11,634.71	16,302.33	35,526.34

In re:	Case No.	03-13211

Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,937,056.17

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,937,056.17

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas			Case #	03-13211
Monthly Court Report for		October-04
FED ID#	57-1002963				TX State Bank

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623

Beginning Cash Position	424,333.22	10,244.17	10,032.69	6,808.60	2,105.37	15,156.75	7,715.20	16,237.68	17,703.39	12,152.51

	—
TICO Cash Collected	—
SM Cash Collected	2,524,113.76	41,042.96	47,149.77	39,255.58	60,272.28	39,781.21	59,590.68	54,067.10	35,528.08	36,171.30
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,524,113.76	41,042.96	47,149.77	39,255.58	60,272.28	39,781.21	59,590.68	54,067.10	35,528.08	36,171.30

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(522,130.61)	(39,777.43)	(47,455.75)	(38,604.25)	(51,666.52)	(37,147.82)	(45,796.53)	(53,209.89)	(34,684.27)	(39,807.81)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,001,983.15	1,265.53	(305.98)	651.33	8,605.76	2,633.39	13,794.15	857.21	843.81	(3,636.51)

Cash Disbursements - Loans
Loan Proceeds Checks	1,249,710.68
Expenses related to Loans	70,186.55

Subtotal - Loans	1,319,897.23	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	28,415.84
Bank Charges	196.00	10.00	10.00	9.00	30.00			14.50
Claims Funding*	28,474.38
Company Auto	2,398.60
Computer Costs	1,254.84
Dues And Subscriptions	180.00
Employee Reimbursements - collections exp	—
Equipment Rental	25.00
Fixed Assets	1,439.37
Forms & Printing	4,884.72
Insurance	1,748.51
Meals & Entertainment	2,136.85
Miscellaneous	75.00
Office Expense	1,862.70
Postage	7,605.80
Prepaid Expenses	—
Prepaid Software ABS	6,389.82
Professional Fees-Ordinary Course	13,000.00
Rent	54,631.05
Repairs & Maintenance	6,692.59
Roadgard	—
Seminars & Meetings	2,828.51
Taxes & Licenses	2,262.92
Telephone	12,619.45
Temporary Agency Staff	—
Travel	1,617.54
Utilities	15,738.19
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	617,158.94	10.00	10.00	9.00	30.00	—	—	14.50	—	—

TOTAL ALL CASH DISBURSEMENTS	1,937,056.17	10.00	10.00	9.00	30.00	—	—	14.50	—	—

	489,260.20	11,499.70	9,716.71	7,450.93	10,681.13	17,790.14	21,509.35	17,080.39	18,547.20	8,516.00

Book Balance per bank rec.	489,260.20	11,499.70	9,716.71	7,450.93	10,681.13	17,790.14	21,509.35	17,080.39	18,547.20	8,516.00

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	69,034.65	9,792.09	11,831.24	13,127.56	14,417.77	6,510.29	3,914.20	13,401.82	25,675.79	5,598.21	15,667.97	—	—

TICO Cash Collected							—
SM Cash Collected	624,562.66	57,260.97	41,776.26	37,607.11	33,366.44	55,669.95	55,817.05	27,457.69	48,135.86	13,642.34	38,187.95	534,543.51
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	624,562.66	57,260.97	41,776.26	37,607.11	33,366.44	55,669.95	55,817.05	27,457.69	48,135.86	13,642.34	38,187.95	534,543.51	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(612,566.88)	(56,422.37)	(42,001.95)	(35,669.15)	(30,825.29)	(52,939.61)	(52,681.66)	(25,172.26)	(46,212.54)	(11,871.07)	(37,459.80)	981,635.40	420,681.26

Total Cash Receipts and Transfers	11,995.78	838.60	(225.69)	1,937.96	2,541.15	2,730.34	3,135.39	2,285.43	1,923.32	1,771.27	728.15	1,516,178.91	420,681.26

Cash Disbursements - Loans
Loan Proceeds Checks												1,249,710.68
Expenses related to Loans												70,186.55

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	1,319,897.23	—

Cash Disbursements - Other
Advertising												28,415.84
Bank Charges			45.00	4.00	2.25	11.75	9.00	11.25	27.00	10.00
Claims Funding*												28,474.38
Company Auto												2,398.60
Computer Costs												1,254.84
Dues And Subscriptions												180.00
Employee Reimbursements - collections exp												—
Equipment Rental												25.00
Fixed Assets												1,439.37
Forms & Printing												4,884.72
Insurance												1,748.51
Meals & Entertainment												2,136.85
Miscellaneous												75.00
Office Expense												1,862.70
Postage												7,605.80
Prepaid Expenses												—
Prepaid Software ABS												6,389.82
Professional Fees-Ordinary Course												13,000.00
Rent												54,631.05
Repairs & Maintenance												6,692.59
Roadgard												—
Seminars & Meetings												2,828.51
Taxes & Licenses												2,262.92
Telephone												12,619.45
Temporary Agency Staff												—
Travel												1,617.54
Utilities												15,738.19
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC													420,681.26
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												—

Total Other Cash Disbursements	—	—	45.00	4.00	2.25	11.75	9.00	11.25	27.00	10.00	—	196,281.68	420,681.26

TOTAL ALL CASH DISBURSEMENTS	—	—	45.00	4.00	2.25	11.75	9.00	11.25	27.00	10.00	—	1,516,178.91	420,681.26

	81,030.43	10,630.69	11,560.55	15,061.52	16,956.67	9,228.88	7,040.59	15,676.00	27,572.11	7,359.48	16,396.12	—	—

Book Balance per bank rec.	81,030.43	10,630.69	11,560.55	15,061.52	16,956.67	9,228.88	7,040.59	15,676.00	27,572.11	7,359.48	16,396.12

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

Wells Fargo 4231233624
Beginning Cash Position	15,053.94

TICO Cash Collected
SM Cash Collected	49,540.50
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	49,540.50

GENERAL LEDGER DEPOSITS AND TRANSFERS	(49,395.96)

Total Cash Receipts and Transfers	144.54

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—

TOTAL ALL CASH DISBURSEMENTS	—

15,198.48

Book Balance per bank rec.	15,198.48

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	9,130.94	22,200.62	17,905.17	14,540.38	9,606.76	48,767.46

TICO Cash Collected
SM Cash Collected	46,921.16	33,671.63	40,575.87	46,879.67	48,628.26	277,009.92
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	46,921.16	33,671.63	40,575.87	46,879.67	48,628.26	277,009.92

GENERAL LEDGER DEPOSITS AND TRANSFERS	(44,198.51)	(31,580.84)	(42,800.11)	(45,301.87)	(46,679.80)	(272,517.33)

Total Cash Receipts and Transfers	2,722.65	2,090.79	(2,224.24)	1,577.80	1,948.46	4,492.59

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		2.25				—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	2.25	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	2.25	—	—	—	—

	11,853.59	24,289.16	15,680.93	16,118.18	11,555.22	53,260.05

Book Balance per bank rec.	11,853.59	24,289.16	15,680.93	16,118.18	11,555.22	53,260.05

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas
Monthly Court Report for	Case No.	03-13211
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	424,333.22	—	—	424,333.22

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,524,113.76	—	—	2,524,113.76
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,524,113.76	—	—	2,524,113.76

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(942,811.87)	420,681.26	—	(522,130.61)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,581,301.89	420,681.26	—	2,001,983.15

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	1,249,710.68	—		1,249,710.68
Expenses related to Loans	70,186.55	—		70,186.55

Subtotal - Loans	1,319,897.23	—	—	1,319,897.23

		—
		—
Cash Disbursements - Other		—
Advertising	28,415.84	—	—	28,415.84
Bank Charges	196.00		—	196.00
Claims Funding*	28,474.38	—		28,474.38
Company Auto	2,398.60	—	—	2,398.60
Computer Costs	1,254.84	—	—	1,254.84
Dues And Subscriptions	180.00	—	—	180.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	25.00	—	—	25.00
Fixed Assets	1,439.37	—	—	1,439.37
Forms & Printing	4,884.72	—	—	4,884.72
Insurance	1,748.51	—	—	1,748.51
Meals & Entertainment	2,136.85	—	—	2,136.85
Miscellaneous	75.00	—	—	75.00
Office Expense	1,862.70	—	—	1,862.70
Postage	7,605.80	—	—	7,605.80
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	6,389.82	—	—	6,389.82
Professional Fees-Ordinary Course	13,000.00	—	—	13,000.00
Rent	54,631.05	—	—	54,631.05
Repairs & Maintenance	6,692.59	—	—	6,692.59
Roadgard	—	—	—	—
Seminars & Meetings	2,828.51	—	—	2,828.51
Taxes & Licenses	2,262.92	—	—	2,262.92
Telephone	12,619.45	—	—	12,619.45
Temporary Agency Staff	—	—	—	—
Travel	1,617.54	—	—	1,617.54
Utilities	15,738.19	—	—	15,738.19
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	420,681.26	—	420,681.26
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	196,477.68	420,681.26	—	617,158.94

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	1,516,374.91	420,681.26	—	1,937,056.17

	489,260.20	—	—	489,260.20

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,139,790.72

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,139,790.72

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No.	03-13213
Monthly Court Report for	October-04
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,269,066.73	1,269,066.73		1,269,066.73	—	—	1,269,066.73
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,269,066.73	1,269,066.73	—	1,269,066.73	—	—	1,269,066.73

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(129,276.01)	(287,636.21)	158,360.20	(287,636.21)	158,360.20	—	(129,276.01)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,139,790.72	981,430.52	158,360.20	981,430.52	158,360.20	—	1,139,790.72

Cash Disbursements - Loans
Loan Proceeds Checks	584,327.70	584,327.70		584,327.70			584,327.70
Expenses related to Loans	45,178.26	45,178.26		45,178.26			45,178.26

Subtotal - Loans	629,505.96	629,505.96	—	629,505.96	—	—	629,505.96

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	8,227.82	8,227.82		8,227.82			8,227.82
Bank Charges	—	—		—	—	—	—
Claims Funding*	22,496.72	22,496.72		22,496.72			22,496.72
Company Auto	607.85	607.85		607.85	—	—	607.85
Computer Costs	140.89	140.89		140.89	—	—	140.89
Dues And Subscriptions	1,980.00	1,980.00		1,980.00	—	—	1,980.00
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	1,662.90	1,662.90		1,662.90	—	—	1,662.90
Forms & Printing	2,450.00	2,450.00		2,450.00	—	—	2,450.00
Insurance	2,903.64	2,903.64		2,903.64	—	—	2,903.64
Meals & Entertainment	339.95	339.95		339.95	—	—	339.95
Miscellaneous	244.81	244.81		244.81	—	—	244.81
Office Expense	1,935.06	1,935.06		1,935.06	—	—	1,935.06
Postage	4,401.20	4,401.20		4,401.20	—	—	4,401.20
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,008.31	20,008.31		20,008.31	—	—	20,008.31
Repairs & Maintenance	3,460.01	3,460.01		3,460.01	—	—	3,460.01
Roadgard	—	—		—	—	—	—
Seminars & Meetings	78.75	78.75		78.75	—	—	78.75
Taxes & Licenses	—	—		—	—	—	—
Telephone	11,855.80	11,855.80		11,855.80	—	—	11,855.80
Temporary Agency Staff	100.00	100.00		100.00	—	—	100.00
Travel	664.20	664.20		664.20	—	—	664.20
Utilities	4,796.04	4,796.04		4,796.04	—	—	4,796.04
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	348,164.65	189,804.45	158,360.20	189,804.45	158,360.20	—	348,164.65
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	71,162.90	71,162.90		71,162.90	—	—	71,162.90
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	510,284.76	351,924.56	158,360.20	351,924.56	158,360.20	—	510,284.76

TOTAL ALL CASH DISBURSEMENTS	1,139,790.72	981,430.52	158,360.20	981,430.52	158,360.20	—	1,139,790.72

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,201,066.23

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,201,066.23

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit of GA
Monthly Court Report for	October-04	Case #	03-13209	Case No.	03-13209
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	27,109.17	7,938.86	19,170.31	—	—	27,109.17	—	—	27,109.17

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,226,338.23	34,396.51	101,317.27	1,090,624.45		1,226,338.23	—	—	1,226,338.23
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,226,338.23	34,396.51	101,317.27	1,090,624.45	—	1,226,338.23	—	—	1,226,338.23

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(19,258.72)	(32,347.15)	(97,353.35)	(72,394.54)	182,836.32	(202,095.04)	182,836.32	—	(19,258.72)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,207,079.51	2,049.36	3,963.92	1,018,229.91	182,836.32	1,024,243.19	182,836.32	—	1,207,079.51

Cash Disbursements - Loans
						—
Loan Proceeds Checks	539,058.26			539,058.26		539,058.26			539,058.26
Expenses related to Loans	51,822.77			51,822.77		51,822.77			51,822.77

Subtotal - Loans	590,881.03	—	—	590,881.03	—	590,881.03	—	—	590,881.03

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	7,402.59			7,402.59		7,402.59			7,402.59
Bank Charges	—			—		—	—	—	—
Claims Funding*	4,596.30			4,596.30		4,596.30			4,596.30
Company Auto	794.71			794.71		794.71	—	—	794.71
Computer Costs	480.00			480.00		480.00	—	—	480.00
Dues And Subscriptions	150.00			150.00		150.00	—	—	150.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	1,252.92			1,252.92		1,252.92	—	—	1,252.92
Insurance	3,970.90			3,970.90		3,970.90	—	—	3,970.90
Meals & Entertainment	603.33			603.33		603.33	—	—	603.33
Miscellaneous	293.23			293.23		293.23	—	—	293.23
Office Expense	514.06			514.06		514.06	—	—	514.06
Postage	3,432.35			3,432.35		3,432.35	—	—	3,432.35
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,603.26			2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	25,427.14			25,427.14		25,427.14	—	—	25,427.14
Repairs & Maintenance	2,317.83			2,317.83		2,317.83	—	—	2,317.83
Roadgard	4,990.00			4,990.00		4,990.00	—	—	4,990.00
Seminars & Meetings	851.67			851.67		851.67	—	—	851.67
Taxes & Licenses	4,063.37			4,063.37		4,063.37	—	—	4,063.37
Telephone	14,678.86			14,678.86		14,678.86	—	—	14,678.86
Temporary Agency Staff	—			—		—	—	—	—
Travel	273.63			273.63		273.63	—	—	273.63
Utilities	5,116.07			5,116.07		5,116.07	—	—	5,116.07
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	419,410.70			236,574.38	182,836.32	236,574.38	182,836.32	—	419,410.70
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	106,962.28			106,962.28		106,962.28	—	—	106,962.28
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	610,185.20	—	—	427,348.88	182,836.32	427,348.88	182,836.32	—	610,185.20

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,201,066.23	—	—	1,018,229.91	182,836.32	1,018,229.91	182,836.32	—	1,201,066.23

	33,122.45	9,988.22	23,134.23	—	—	33,122.45	—	—	33,122.45

Book Balance per bank rec.	33,122.45	9,988.22	23,134.23

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	847,176.10

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$847,176.10

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	October-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	93,636.32	13,844.06	16,854.23	—	—	62,938.03	93,636.32	—	—	93,636.32

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	883,907.29	41,317.04	38,579.22	227,166.22		576,844.81	883,907.29	—	—	883,907.29
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	883,907.29	41,317.04	38,579.22	227,166.22	—	576,844.81	883,907.29	—	—	883,907.29

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(18,501.08)	(39,815.85)	(36,539.89)	505,454.34	114,540.54	(562,140.22)	(133,041.62)	114,540.54	—	(18,501.08)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	865,406.21	1,501.19	2,039.33	732,620.56	114,540.54	14,704.59	750,865.67	114,540.54	—	865,406.21

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	494,339.70			494,339.70			494,339.70			494,339.70
Expenses related to Loans	30,259.39			30,259.39			30,259.39			30,259.39

Subtotal - Loans	524,599.09	—	—	524,599.09	—	—	524,599.09	—	—	524,599.09

							—
							—
Cash Disbursements - Other							—
Advertising	6,695.44			6,695.44			6,695.44			6,695.44
Bank Charges	15.00	15.00	—	—			15.00	—	—	15.00
Claims Funding*	10,829.52			10,829.52			10,829.52			10,829.52
Company Auto	952.77			952.77			952.77	—	—	952.77
Computer Costs	220.75			220.75			220.75	—	—	220.75
Dues And Subscriptions	1,575.00			1,575.00			1,575.00	—	—	1,575.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	1,780.72			1,780.72			1,780.72	—	—	1,780.72
Insurance	3,428.29			3,428.29			3,428.29	—	—	3,428.29
Meals & Entertainment	833.50			833.50			833.50	—	—	833.50
Miscellaneous	—			—			—	—	—	—
Office Expense	261.04			261.04			261.04	—	—	261.04
Postage	2,229.89			2,229.89			2,229.89	—	—	2,229.89
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	17,001.87			17,001.87			17,001.87	—	—	17,001.87
Repairs & Maintenance	1,825.01			1,825.01			1,825.01	—	—	1,825.01
Roadgard	—			—			—	—	—	—
Seminars & Meetings	782.45			782.45			782.45	—	—	782.45
Taxes & Licenses	—			—			—	—	—	—
Telephone	6,642.83			6,642.83			6,642.83	—	—	6,642.83
Temporary Agency Staff	—			—			—	—	—	—
Travel	3,180.66			3,180.66			3,180.66	—	—	3,180.66
Utilities	3,290.48			3,290.48			3,290.48	—	—	3,290.48
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	259,375.17			144,834.63	114,540.54		144,834.63	114,540.54	—	259,375.17
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	322,577.01	15.00	—	208,021.47	114,540.54	—	208,036.47	114,540.54	—	322,577.01

							—

TOTAL ALL CASH DISBURSEMENTS	847,176.10	15.00	—	732,620.56	114,540.54	—	732,635.56	114,540.54	—	847,176.10

	111,866.43	15,330.25	18,893.56	—	—	77,642.62	111,866.43	—	—	111,866.43

Book Balance per bank rec.	111,866.43	15,330.25	18,893.56			77,642.62

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts			Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	566,358.48

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$566,358.48

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	October-04
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(132,206.80)	100,567.88	432,522.25	(599,841.11)	(65,455.82)	(132,206.80)	—	—	(132,206.80)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,521,990.80		1,521,990.80		—	1,521,990.80	—	—	1,521,990.80
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	114.20	114.20				114.20	—	—	114.20

SUBTOTAL	1,522,105.00	114.20	1,521,990.80	—	—	1,522,105.00	—	—	1,522,105.00

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,317,289.73)		(1,536,192.29)	280,391.48	(61,488.92)	(1,255,800.81)	(61,488.92)	—	(1,317,289.73)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	204,815.27	114.20	(14,201.49)	280,391.48	(61,488.92)	266,304.19	(61,488.92)	—	204,815.27

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	3,443.63			3,443.63		3,443.63			3,443.63

Subtotal - Loans	3,443.63	—	—	3,443.63	—	3,443.63	—	—	3,443.63

Cash Disbursements - Other	—					—
Advertising	35,585.70			35,585.70		35,585.70			35,585.70
Bank Charges	23,753.20			23,753.20		23,753.20	—	—	23,753.20
Claims Funding*	46,790.75			46,790.75		46,790.75			46,790.75
Company Auto	3,235.20			3,235.20		3,235.20	—	—	3,235.20
Computer Costs	837.58			837.58		837.58	—	—	837.58
Dues And Subscriptions	250.00			250.00		250.00	—	—	250.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	6,066.57			6,066.57		6,066.57	—	—	6,066.57
Fixed Assets	—			—		—	—	—	—
Forms & Printing	1,471.82			1,471.82		1,471.82	—	—	1,471.82
Insurance	21,705.51			21,705.51		21,705.51	—	—	21,705.51
Meals & Entertainment	1,247.07			1,247.07		1,247.07	—	—	1,247.07
Miscellaneous	229.18			229.18		229.18	—	—	229.18
Office Expense	4,339.96			4,339.96		4,339.96	—	—	4,339.96
Postage	11,646.22			11,646.22		11,646.22	—	—	11,646.22
Prepaid Expenses	100,000.00			100,000.00		100,000.00	—	—	100,000.00
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	15,904.67			15,904.67		15,904.67	—	—	15,904.67
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	652.57			652.57		652.57	—	—	652.57
Taxes & Licenses	650.00			650.00		650.00	—	—	650.00
Telephone	13,493.65			13,493.65		13,493.65	—	—	13,493.65
Temporary Agency Staff	4,104.92			4,104.92		4,104.92	—	—	4,104.92
Travel	3,164.34			3,164.34		3,164.34	—	—	3,164.34
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	267,785.94			145,560.41	122,225.53	145,560.41	122,225.53	—	267,785.94
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	562,914.85	—	—	440,689.32	122,225.53	440,689.32	122,225.53	—	562,914.85

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	566,358.48	—	—	444,132.95	122,225.53	444,132.95	122,225.53	—	566,358.48

	(493,750.01)	100,682.08	418,320.76	(763,582.58)	(249,170.27)	(310,035.56)	(183,714.45)	—	(493,750.01)

Book Balance per bank rec.	(493,750.01)	100,682.08	418,320.76	(763,582.58)	(249,170.27)
	—	—	—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management - Dormant		Case #	03-13207	Case No.	03-13207
Monthly Court Report for	October-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management-Lousiana-InActive		Case #	03-13210	Case No.	03-13210
Monthly Court Report for	October-04
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	October-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00

Income Taxes
Net Profit (Loss)	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor -2

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	October-04

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00

Other Operationas Expenses
Total Other Operational Costs	$0.00	$0.00

Other Income
Total Other Income	$0.00	$0.00

Other Expenses
Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

10/31/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	830	—	—	3,275,289	—	—	3,276,118	76.5%	44,574	3,320,693	241.7%
I/B Income	—	—	—	—	—	—	—	0.0%	2,666	2,666	0.2%
Fee Income	—	—	—	335,387	—	—	335,387	7.8%	—	335,387	24.4%
Late Charges	1,809	—	—	256,034	—	—	257,844	6.0%	204	258,048	18.8%

Total Interest Income	2,639	—	—	3,866,709	—	—	3,869,348	90.3%	47,444	3,916,793	285.1%
Interest Expense	181	—	—	80,921	442,145	—	523,246	12.2%	769	524,015	38.1%

Net Interest Income	2,458	—	—	3,785,789	(442,145)	—	3,346,102	78.1%	46,675	3,392,778	247.0%
Provision for Loan Losses
P&L Recoveries	—	—	—	(38,862)	—	—	(38,862)	-0.9%	(57,256)	(96,118)	-7.0%
Reserves	—	—	—	90,837	—	—	90,837	2.1%	—	90,837	6.6%
Cash	5,954	—	—	1,064,094	—	—	1,070,048	25.0%	—	1,070,048	77.9%

Total Provision	5,954	—	—	1,116,069	—	—	1,122,023	26.2%	(57,256)	1,064,767	77.5%
Net Interest included Provision	(3,495)	—	—	2,669,720	(442,145)	—	2,224,080		103,932	2,328,011
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	387,827	—	—	387,827	9.1%	(94,281)	293,546	21.4%
Insurance Commissions	—	—	(5,150)	(65,345)	—	—	(70,496)	-1.6%	—	(70,496)	-5.1%
Earned Insurance	—	—	—	—	—	—	—	0.0%	10,659	10,659	0.8%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	33,403	—	—	33,403	0.8%	—	33,403	2.4%
Other Income	—	7,863	1,357	50	55,251	—	64,521	1.5%	(2,874,778)	(2,810,257)	-204.6%

Total Direct Income	—	7,863	(3,794)	355,935	55,251	—	415,256	9.7%	(2,958,400)	(2,543,144)	-185.1%
Total Revenue	2,639	7,863	(3,794)	4,222,644	55,251	—	4,284,605	100.0%	(2,910,956)	1,373,649	100.0%

Expenses
Personnel
Salaries & Wages	3,424	13,252	—	1,268,917	73,405	—	1,358,997	31.7%	39,762	1,398,760	101.8%
Commissions/Bonus	—	286	(733)	132,874	65,000	—	197,426	4.6%	654	198,080	14.4%
Benefits	317	1,107	—	87,605	3,944	—	92,972	2.2%	2,139	95,111	6.9%
Taxes	323	1,457	1,366	151,109	20,433	—	174,688	4.1%	4,941	179,629	13.1%
Other	—	—	3,339	7,661	3,864	—	14,864	0.3%	—	14,864	1.1%

Total Personnel	4,064	16,102	3,971	1,648,165	166,646	—	1,838,948	42.9%	47,496	1,886,444	137.3%
Building
Rent	39	456	—	170,797	10,763	—	182,055	4.2%	26,060	208,115	15.2%
Utilities	—	—	167	41,315	1,373	—	42,855	1.0%	1,316	44,171	3.2%
Depreciation	1,682	209	—	66,047	16,518	—	84,456	2.0%	15,661	100,116	7.3%
Other	—	—	—	13,937	—	—	13,937	0.3%	—	13,937	1.0%

Total Building	1,721	665	167	292,095	28,654	—	323,302	7.5%	43,037	366,339	26.7%
Telecommunications
Telephone	111	316	190	71,408	8,889	—	80,914	1.9%	(8,307)	72,607	5.3%
Computers	1,036	—	—	22,186	85,908	—	109,130	2.5%	4,232	113,361	8.3%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,147	316	190	93,594	94,797	—	190,044	4.4%	(4,076)	185,968	13.5%
Advertising	—	—	139	47,024	—	—	47,163	1.1%	—	47,163	3.4%
Reinsurance Claims Expense	—	—	—	(8,770)	—	—	(8,770)	-0.2%	(57,793)	(66,563)	-4.8%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	15,953	15,953	1.2%
Professional Fees	47	165	—	(27,367)	54,560	—	27,405	0.6%	(93,934)	(66,529)	-4.8%
Collection Expense	—	—	—	1,245	—	—	1,245	0.0%	26,270	27,514	2.0%
Travel	—	444	—	95,698	598	—	96,739	2.3%	(4,186)	92,553	6.7%
Office Expense	495	184	453	137,335	50,819	—	189,285	4.4%	978	190,263	13.9%
Entertainment	—	—	—	(49,188)	—	—	(49,188)	-1.1%	—	(49,188)	-3.6%
Amortization	—	—	—	14,212	—	—	14,212	0.3%	5,271	19,482	1.4%
Taxes & Licenses	797	241	710	22,840	3,551	—	28,139	0.7%	10,218	38,357	2.8%
Other	1,273	1,084	1,070	123,528	8,221	—	135,177	3.2%	(64,534)	70,642	5.1%

Total Other Expense	2,566	1,509	2,233	248,728	62,591	—	317,625	7.4%	(48,069)	269,557	19.6%

Total Direct Expense	15,679	19,199	6,701	3,587,400	849,990	—	4,478,969	104.5%	(131,788)	4,347,181	316.5%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	(13,040)	(11,336)	(10,495)	635,244	(794,738)	—	(194,364)	-4.5%	(2,779,167)	(2,973,532)	-216.5%
Restructuring Expenses	—	—	—	—	3,292,518	—	3,292,518	76.8%	—	3,292,518	239.7%

Net Income After Restructure	(13,040)	(11,336)	(10,495)	635,244	(4,087,256)	—	(3,486,882)		(2,779,167)	(6,266,049)
Income Tax (34%)	—	—	—	238,217	—	—	238,217	5.6%	—	238,217	17.3%

Net Income	(13,040)	(11,336)	(10,495)	397,027	(4,087,256)	—	(3,725,099)	-86.9%	(2,779,167)	(6,504,266)	-473.5%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru October 31, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,478	12,926	—	41,365,857	36	—	41,744,297	66.5%	10,166,085	51,910,383
I/B Income	—	—	—	—	—	—	—	0.0%	3,616,050	3,616,050
Fee Income	226,383	105,384	—	4,265,420	—	—	4,597,187	7.3%	51,566	4,648,753
Late Charges	148,496	—	—	3,127,057	—	—	3,275,553	5.2%	1,064,348	4,339,901

Total Interest Income	740,356	118,310	—	48,758,335	36	—	49,617,037	79.1%	14,898,049	64,515,086
Interest Expense	113,536	52,912	0	2,557,661	945,890	—	3,670,000	5.8%	3,237,071	6,907,071

Net Interest Income	626,820	65,398	(0)	46,200,674	(945,854)	—	45,947,038	73.2%	11,660,978	57,608,016
Provision for Loan Losses
P&L Recoveries	(9,363)	(110)	—	(526,321)	—	—	(535,794)	-0.9%	(1,977,787)	(2,513,582)
Reserves	—	(20,000)	—	574,298	—	—	554,298	0.9%	(7,657,559)	(7,103,261)
Cash	541,183	64,134	4,612	12,313,927	—	—	12,923,855	20.6%	21,291,248	34,215,103

Total Provision	531,820	44,024	4,612	12,361,903	—	—	12,942,358	20.6%	11,655,902	24,598,260
Net Interest included Provision	95,000	21,375	(4,612)	33,838,770	(945,854)	—	33,004,679		5,076	33,009,755
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	6,876,026	—	—	6,876,026	11.0%	1,525,507	8,401,533
Insurance Commissions	—	—	3,241,954	(988,345)	—	—	2,253,609	3.6%	69,787	2,323,395
Earned Insurance	—	—	—	—	—	—	—	0.0%	366,776	366,776
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	896	370,784	—	—	371,680	0.6%	—	371,680
Other Income	—	256,832	2,040,050	816,091	521,098	—	3,634,071	5.8%	(20,516,679)	(16,882,608)

Total Direct Income	—	256,832	5,282,900	7,074,556	521,098	—	13,135,385	20.9%	(18,554,609)	(5,419,224)
Total Revenue	740,356	375,142	5,282,900	55,832,890	521,135	—	62,752,423	100.0%	(3,656,560)	59,095,862

Expenses
Personnel
Salaries & Wages	82,451	157,433	1,557,993	15,712,097	1,453,215	—	18,963,188	30.2%	5,055,380	24,018,568
Commissions/Bonus	—	20,926	368,196	2,229,128	165,943	—	2,784,193	4.4%	476,962	3,261,155
Benefits	6,878	12,635	142,412	1,683,821	87,430	—	1,933,177	3.1%	446,390	2,379,567
Taxes	6,633	14,379	159,820	1,607,908	121,971	—	1,910,711	3.0%	571,878	2,482,590
Other	—	—	66,338	132,764	60,280	—	259,382	0.4%	130,139	389,521

Total Personnel	95,962	205,373	2,294,759	21,365,718	1,888,839	—	25,850,651	41.2%	6,680,749	32,531,400
Building
Rent	392	9,433	184,677	2,203,328	142,467	—	2,540,297	4.0%	860,361	3,400,658
Utilities	—	216	40,071	507,220	31,131	—	578,637	0.9%	152,116	730,753
Depreciation	21,820	2,445	84,488	822,590	229,388	—	1,160,731	1.8%	496,176	1,656,907
Other	428	257	—	155,348	12,079	—	168,112	0.3%	109,340	277,451

Total Building	22,640	12,350	309,236	3,688,486	415,065	—	4,447,777	7.1%	1,617,993	6,065,770
Telecommunications
Telephone	5,231	6,204	89,462	1,110,036	127,756	—	1,338,689	2.1%	394,918	1,733,607
Computers	17,908	3,315	80,347	274,674	170,152	—	546,395	0.9%	365,121	911,516
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.6%	91,889	484,297
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149

Total Telecommunications	24,005	9,933	185,841	1,735,674	321,487	—	2,276,941	3.6%	852,628	3,129,568
Advertising	—	113	43,816	1,618,338	25,317	—	1,687,584	2.7%	163,791	1,851,374
Reinsurance Claims Expense	—	—	—	1,371,633	—	—	1,371,633	2.2%	1,458,903	2,830,536
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	379,314	379,314
Professional Fees	2,386	9,224	36,482	325,244	14,278,204	—	14,651,539	23.3%	78,550	14,730,090
Collection Expense	1,860	51	—	28,217	—	—	30,128	0.0%	630,612	660,740
Travel	—	6,620	24,540	1,020,287	118,630	—	1,170,078	1.9%	206,519	1,376,596
Office Expense	22,741	2,954	113,359	1,220,814	188,189	—	1,548,057	2.5%	484,358	2,032,415
Entertainment	—	68	—	206,643	35	—	206,746	0.3%	126	206,872
Amortization	—	—	101,806	186,327	—	—	288,133	0.5%	182,519	470,653
Taxes & Licenses	5,636	3,167	20,599	281,837	34,876	—	346,115	0.6%	207,740	553,855
Other	(1,882)	28,764	222,292	1,718,783	143,004	—	2,110,962	3.4%	2,351,949	4,462,911

Total Other Expense	26,495	34,954	458,056	3,614,403	366,104	—	4,500,013	7.2%	3,226,693	7,726,706

Total Direct Expense	818,704	375,554	3,357,343	49,687,565	18,359,536	—	72,598,701	115.7%	30,188,724	102,787,426
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	(78,348)	(412)	1,910,460	6,123,467	(17,758,950)	—	(9,803,782)	-15.6%	(33,887,781)	(43,691,563)
Income Tax (34%)	—	—	66,684	1,930,888	(6,118,517)	—	(4,120,945)	-6.6%	(6,674,996)	(10,795,941)

Net Income	(78,348)	(412)	1,843,776	4,192,579	(11,640,433)	—	(5,682,837)	-9.1%	(27,212,785)	(32,895,622)

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	October-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor -3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	October-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
Total Other Current Assets	$0.00	$0.00

Other Assets
Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor -3(Con’t)

The Thaxton Group

Balance Sheet

10/31/2004

	Premium Finance	Commercial Lending	Insurance Group			Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
				Southern	Corporate			TICO	Reinsurance
Assets
Cash/Investments	(8,360)	—	(8,599)	1,010,740	50,463,133	—	51,456,914	638,481	—	638,481	52,095,395
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	99,612	—	—	72,255,034	—	—	72,354,647	618,674	—	618,674	72,973,321
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(680)	—	—	(12,327,128)	—	—	(12,327,809)	(47)	—	(47)	(12,327,856)
Loss Reserve	(317,000)	27,129	—	(5,905,923)	(25,000)	—	(6,220,794)	(1,188,107)	—	(1,188,107)	(7,408,901)
Unearned Insurance	—	—	—	(1,513,745)	—	—	(1,513,745)	(1,909,102)	(448,628)	(2,357,731)	(3,871,476)
Dealer Holdback	—	—	—	—	—	—	—	(16)	—	(16)	(16)
Premises and Equipment, GROSS	173,157	—	—	6,613,402	1,101,830	—	7,888,389	908,487	—	908,487	8,796,876
Accumulated Depreciation	(154,483)	—	—	(4,627,041)	(777,194)	—	(5,558,718)	(615,592)	—	(615,592)	(6,174,309)
Accounts Receivable	73,260	—	356,971	470,836	1,322,529	—	2,223,596	2,013,413	(3,087,730)	(1,074,317)	1,149,279
Repossessed Automobiles	—	—	—	—	—	—	—	160,364	—	160,364	160,364
Intercompany Balance	695,643	88,819	(3,411,219)	(41,021,371)	91,173,782	(6,248,675)	41,276,979	(54,574,705)	13,297,726	(41,276,978)	0
Goodwill	348,938	—	—	18,231,990	—	—	18,580,929	13,499,015	—	13,499,015	32,079,944
Other Intangible Assets	—	—	—	1,250	—	—	1,250	—	—	—	1,250
Accumulated Amortization	(220,994)	—	—	(304,643)	—	—	(525,637)	(1,113,453)	—	(1,113,453)	(1,639,090)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(100,000)	12,060,920	—	—	—	12,060,920
DAC Commissions	—	—	—	54,937	—	—	54,937	—	79,241	79,241	134,179
Prepaid Assets	—	456	55,570	1,105,759	208,115	—	1,369,900	36,030	—	36,030	1,405,930
Other Assets	—	—	193,930	(88,467)	452,329	—	557,791	2,472	72,392	74,864	632,655

Total Assets	689,094	116,405	(2,813,347)	33,955,630	168,277,131	(6,348,675)	193,876,237	(41,524,085)	9,913,001	(31,611,084)	162,265,153
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,718,749	—	2,720,259	32,347	—	32,347	2,752,606
Notes Payable	—	—	67,738	—	61,710,300	—	61,778,038	—	—	—	61,778,038
Subordinated Notes Payable	—	—	—	—	120,905,602	—	120,905,602	1,896,058	—	1,896,058	122,801,661
Accounts Payable	4,236	1,509	127,434	792,539	118,780	—	1,044,497	494,246	326,951	821,197	1,865,694
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	—	—	1,060,516
Income Taxes Payable	—	—	66,684	1,936,812	(9,557,683)	—	(7,554,187)	(6,656,645)	—	(6,656,645)	(14,210,832)
Claims Reserves	—	—	—	217,396	—	—	217,396	—	—	—	217,396
Accrued Liabilities - Other	4,672	4,998	30,668	2,580,408	361,654	—	2,982,400	40,612	—	40,612	3,023,012
Other Liabilities	296,080	(1,945)	87,347	387,313	36,840	—	805,635	45,601	259,305	304,906	1,110,541

Total Liabilities	304,988	4,563	381,381	5,914,755	177,354,469	—	183,960,157	(4,147,781)	586,256	(3,561,525)	180,398,632
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,609,459	328,670	—	—	—	328,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	26,504,847	(5,106,708)	(6,209,414)	8,671,461	(23,179,341)	9,033,942	(14,145,399)	(5,473,938)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(181,291)	(16,173)	1,931,215	3,220,499	(12,439,479)	—	(7,485,229)	(14,196,964)	292,803	(13,904,160)	(21,389,389)

Total Stockholders’ Equity	384,106	111,841	(3,194,728)	28,040,875	(9,077,338)	(6,348,675)	9,916,080	(37,376,304)	9,326,745	(28,049,559)	(18,133,479)
Total Liabilities & Stockholders’ Equity	689,094	116,405	(2,813,347)	33,955,630	168,277,131	(6,348,675)	193,876,237	(41,524,085)	9,913,001	(31,611,084)	162,265,153

The Thaxton Group

Balance Sheet

10/17/2003

								NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	October 31, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$179,387.23	$179,387.23	Bi-Weekly	EFT	0
FICA-Employee	0	$126,478.26	$126,478.26	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$2,987.70	$2,987.70	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$436,877.17	$436,877.17	$0.00		$0.00

State and Local
Withholding	0	$64,490.66	$64,490.66	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0		$—
Personal Property		5,379.81	$5,379.81
Other:	0	8,597.97	$8,597.97			0
Total State and Local Taxes	$0.00	$78,468.44	$78,468.44	$0.00		$0.00

TOTAL TAXES		$515,345.61	$515,345.61			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	October-04

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(6,531.26)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(6,531.26)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	314,964.38	17.33	547.20	0.00	0.00	0.00	0.00	19,458.79	22,373.54	0.00	39,856.45	5,205.48	21,258.88	26,149.48	180,097.23
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	314,964.38	17.33	547.20	0.00	0.00	0.00	0.00	19,458.79	22,373.54	0.00	39,856.45	5,205.48	21,258.88	26,149.48	180,097.23

Cash Disbursements
Advertising	0.00
Bank Charges	1,432.40								0.00	0.00	0.00	0.00	0.00		1,432.40
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	325,791.38	17.33	547.20	0.00	0.00	0.00	0.00	19,458.79	22,373.54	0.00	39,856.45	5,205.48	21,258.88	26,149.48	190,924.23
Employee Withholding of Insurance/etc	(15,792.95)														(15,792.95)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	311,430.83	17.33	547.20	0.00	0.00	0.00	0.00	19,458.79	22,373.54	0.00	39,856.45	5,205.48	21,258.88	26,149.48	176,563.68

	(2,997.71)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(2,997.71)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(6,531.26)	0.00	(6,531.26)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	314,964.38	0.00	314,964.38
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	314,964.38	0.00	314,964.38

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	1,432.40			1,432.40
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	325,791.38		325,791.38
Employee Withholding of Insurance/etc	0.00	(15,792.95)		(15,792.95)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	1,432.40	309,998.43	0.00	311,430.83

	(1,432.40)	(1,565.31)	0.00	(2,997.71)

PAYROLL - THE THAXTON GROUP

	Period Ending 10/1/2004	Period Ending 10/15/2004	Period Ending 10/29/2004	Total
Corporate
Salary expense	$41,137.55	$37,377.94	$35,685.63	$114,201.12
FICA/FUTA/SUTA	$4,606.34	$3,848.99	$1,949.25	$10,404.58
401(k) match	$548.55	$384.99	$384.99	$1,318.53
Overtime	$—	$—		$—
Commissions	$28,000.00	$37,000.00		$65,000.00

Total	$74,292.44	$78,611.92	$38,019.87	$190,924.23
Tico Premium
Salary expense	$1,580.12	$1,580.12	$1,580.12	$4,740.36
FICA/FUTA/SUTA	$107.64	$107.64	$107.64	$322.92
401(k) match	$47.40	$47.40	$47.40	$142.20

Total	$1,735.16	$1,735.16	$1,735.16	$5,205.48
				$—
Commercial Lending
Salary expense	$6,116.22	$6,116.22	$6,116.22	$18,348.66
FICA/FUTA/SUTA	$459.07	$539.07	$459.05	$1,457.19
401(k) match	$125.19	$156.57	$125.19	$406.95
Commissions	$—	$1,046.08		$1,046.08

Total	$6,700.48	$7,857.94	$6,700.46	$21,258.88
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$1,365.84		$1,365.84
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$24,783.64		$24,783.64
Bonus	$—	$—		$—

Total	$—	$26,149.48	$—	$26,149.48
Tico
Salary expense	$18,036.81	$18,394.80	$17,361.81	$53,793.42
FICA/FUTA/SUTA	$2,913.92	$1,361.04	$1,381.43	$5,656.39
401(k) match	$281.97	$281.97	$281.97	$845.91
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$20,657.59	$—	$1,300.00	$21,957.59

Total	$41,890.29	$20,037.81	$20,325.21	$82,253.31
Period Total	$124,618.37	$134,392.31	$66,780.70	$325,791.38
401(k) payable	$(3,966.78)	$(3,079.58)	$(3,027.72)	$(10,074.08)
Payable to reimbursement	$(380.76)	$(305.76)	$(305.76)	$(992.28)
Dental insurance	$(81.90)	$(81.90)	$(81.90)	$(245.70)
Cancer insurance	$(82.00)	$(82.00)	$(82.00)	$(246.00)
Life insurance	$(45.90)	$(45.90)	$(45.90)	$(137.70)
Contingent health liability	$(1,367.27)	$(1,364.96)	$(1,364.96)	$(4,097.19)
Tax/stale date adj		$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Reimburse Prestige	$—	$—	$5,049.41

	$118,693.76	$129,432.21	$66,921.87	$315,047.84
	$(5,924.61)	$(4,960.10)	$141.17	$(10,743.54)
				$—
				$—
Net Checks	$2,456.97	$3,198.73	$2,456.99	$8,112.69
Direct Deposits	$43,898.95	$41,958.78	$39,997.42	$125,855.15
Wage Garnishments	$141.23	$141.23	$141.23	$423.69
Federal Tax	$12,848.99	$17,625.26	$7,096.49	$37,570.74
EE SS Tax	$6,436.89	$5,415.55	$3,021.95	$14,874.39
ER SS Tax	$6,436.90	$5,415.50	$3,021.99	$14,874.39
EE Med Tax	$1,650.04	$1,807.08	$875.36	$4,332.48
ER Med Tax	$1,650.07	$1,807.08	$875.38	$4,332.53
State/local Tax	$6,150.56	$7,693.45	$3,246.12	$17,090.13
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$37,023.16	$44,369.55	$1,139.53	$82,532.24

GRAND TOTAL	$118,693.76	$129,432.21	$61,872.46	$309,998.43

				$—
reconciliation	$—	$—	$(5,049.41)	$(5,049.41)
Accrual	$5,924.61	$4,960.10	$(5,190.58)	$5,694.13

PAYROLL - TICO

	Period Ending 10/1/2004	Period Ending 10/15/2004	Period Ending 10/29/2004	Total
SC/VA
Salary expense	$—	$783.58		$783.58
FICA/FUTA/SUTA	$1,530.00	$59.96		$1,589.96
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$20,000.00	$—		$20,000.00

Total	$21,530.00	$843.54	$—	$22,373.54
AL
Salary expense	$—	$16.10		$16.10
FICA/FUTA/SUTA	$—	$1.23		$1.23
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$17.33	$—	$17.33
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$8.31		$8.31
FICA/FUTA/SUTA	$38.25	$0.64		$38.89
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$500.00	$—		$500.00

Total	$538.25	$8.95	$—	$547.20
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

PAYROLL - TICO

	Period Ending 10/1/2004	Period Ending 10/15/2004	Period Ending 10/29/2004	Total
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$11,656.23	$11,656.23	$11,656.23	$34,968.69
FICA/FUTA/SUTA	$870.93	$858.87	$958.32	$2,688.12
401(k) match	$247.35	$247.35	$247.35	$742.05
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$157.59	$—	$1,300.00	$1,457.59

Total	$12,932.10	$12,762.45	$14,161.90	$39,856.45
Modern
Salary expense	$6,380.58	$5,930.58	$5,705.58	$18,016.74
FICA/FUTA/SUTA	$474.74	$440.34	$423.11	$1,338.19
401(k) match	$34.62	$34.62	$34.62	$103.86
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$6,889.94	$6,405.54	$6,163.31	$19,458.79
Period Total	$41,890.29	$20,037.81	$20,325.21	$82,253.31

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	October-04		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(74,667.24)	—	—	—	—	—		(74,667.24)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,389,377.57	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	131,436.95
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,389,377.57	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	131,436.95

Cash Disbursements - Loans
Gross Wages	1,903,454.21	57,978.00	533,107.50	470,156.26	269,365.22	217,425.22	164,615.76	190,806.25
Federal Tax	141,816.49	3,165.67	36,683.93	34,338.90	20,053.67	12,425.88	13,884.92	21,263.52
SS Tax	111,603.87	3,513.61	32,301.98	27,207.43	16,500.33	13,101.23	10,027.32	8,951.97
Med Tax	26,942.82	821.76	7,554.64	6,649.70	3,858.92	3,063.92	2,345.06	2,648.82
EIC	(134.84)	—	—	(134.84)	—	—	—	—
State Tax	47,400.53	1,748.00	119.75	17,744.11	10,658.42	7,966.85	145.23	9,018.17
Advance	2,812.48	(0.02)	1,675.00	262.50	1,250.00	—	375.00	(750.00)
Mileage	(42,015.41)	(985.83)	(12,734.48)	(12,662.78)	(5,238.55)	(6,680.97)	(3,642.52)	(70.28)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	663.27	—	—	225.00	259.00	134.26	45.01	—
STD	2,936.20	85.87	1,041.52	725.74	315.78	343.48	213.29	210.52
Medical	34,367.50	1,032.36	9,398.53	8,338.99	2,470.49	4,520.55	2,196.72	6,409.86
401K Loans	8,096.11	—	4,541.04	959.62	642.39	148.98	—	1,804.08
401K Deducts	25,078.11	583.74	7,544.62	6,978.26	2,671.98	322.17	—	6,977.34
AHL Dental	7,008.34	201.36	1,838.16	1,313.20	625.46	1,759.34	587.24	683.58
AHL Cancer	2,031.38	73.26	651.44	547.36	142.04	258.48	102.12	256.68
AHL Life	4,858.46	215.41	1,456.62	1,152.39	651.34	743.05	263.18	376.47
Flex Med	2,015.91	—	230.76	866.49	—	—	—	918.66
Dep Care	90.00	—	—	—	—	90.00	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	147.00	—	32.50	55.50	22.00	10.00	21.00	6.00
Garnishment	445.28	58.60	158.74	227.94	—	—	—	—
Bankrpc	1,163.34	—	—	375.00	788.34	—	—	—
Child support	8,168.47	—	2,097.69	1,517.66	1,361.72	1,057.90	1,288.50	845.00
Tax Levy	863.00	—	—	550.00	63.00	250.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	386,358.31	10,513.79	94,592.44	97,238.17	57,096.33	39,515.12	27,852.07	59,550.39
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	10,640.09	58.60	2,256.43	2,670.60	2,213.06	1,307.90	1,288.50	845.00
Federal Tax	141,816.49	3,165.67	36,683.93	34,338.90	20,053.67	12,425.88	13,884.92	21,263.52
EE SS Tax	111,603.87	3,513.61	32,301.98	27,207.43	16,500.33	13,101.23	10,027.32	8,951.97
ER SS Tax	112,555.82	3,546.93	32,730.84	27,339.35	16,534.70	13,264.05	10,188.01	8,951.94
EE Med Tax	26,942.82	821.76	7,554.64	6,649.70	3,858.92	3,063.92	2,345.06	2,648.82
ER Med Tax	27,165.40	829.53	7,654.79	6,680.55	3,866.98	3,102.03	2,382.68	2,648.84
State Tax	47,400.53	1,748.00	119.75	17,744.11	10,658.42	7,966.85	145.23	9,018.17
Futa	2,987.70	151.74	809.99	592.79	604.16	396.72	406.50	25.80
Suta	13,472.11	368.94	3,092.32	2,540.23	4,151.94	1,686.22	1,522.78	109.68
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(65,455.82)	—	—	—	—	—	—	(65,455.82)

Book Balance per bank rec.	(65,455.82)		—		—	—		(65,455.82)
Ending Bank Balance per bank rec.

THE THAXTON GROUP

Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	-
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(74,667.24)	—	(74,667.24)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,389,377.57	—	1,389,377.57
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,389,377.57	—	1,389,377.57

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,903,454.21
Federal Tax	—	141,816.49
SS Tax	—	111,603.87	—	111,603.87
Med Tax	—	26,942.82
EIC	—	(134.84)	—	(134.84)
State Tax	—	47,400.53	—	47,400.53
Advance	—	2,812.48	—	2,812.48
Mileage	—	(42,015.41)	—	(42,015.41)
Miscellaneous	—	—	—	—
Shortage	—	663.27	—	663.27
STD	—	2,936.20	—	2,936.20
Medical	—	34,367.50	—	34,367.50
401K Loans	—	8,096.11	—	8,096.11
401K Deducts	—	25,078.11	—	25,078.11
AHL Dental	—	7,008.34	—	7,008.34
AHL Cancer	—	2,031.38	—	2,031.38
AHL Life	—	4,858.46	—	4,858.46
Flex Med	—	2,015.91	—	2,015.91
Dep Care	—	90.00	—	90.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	147.00	—	147.00
Garnishment	—	445.28	—	445.28
Bankrpc	—	1,163.34	—	1,163.34
Child support	—	8,168.47	—	8,168.47
Tax Levy	—	863.00	—	863.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	386,358.31	—	386,358.31
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	10,640.09	—	10,640.09
Federal Tax	—	141,816.49		141,816.49
EE SS Tax	—	111,603.87		111,603.87
ER SS Tax	—	112,555.82		112,555.82
EE Med Tax	—	26,942.82		26,942.82
ER Med Tax	—	27,165.40		27,165.40
State Tax	—	47,400.53		47,400.53
Futa	—	2,987.70		2,987.70
Suta	—	13,472.11		13,472.11
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(65,455.82)	—	(65,455.82)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	October-04

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$79,965,421.62
Plus Amounts billed during the period	$3,252,497.62
Sold Receivables during month	(406,558.40)
Less Amounts collected during the period	(11,586,230.35)
Total Accounts Receivable at the end of the reporting period	$71,225,130.49

Accounts Receivable Aging	Amount
0-30 days old	$67,046,521.50
31-60 days old	$2,234,228.34
61-90 days old	$1,371,125.30
91+ days old	$2,254,747.62
Total Accounts Receivable	$72,906,622.76
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$72,906,622.76

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

1. Sale of majority of the assets of Thaxton Commercial Lending as of October 27, 2004
Proceeds - $406,4558.40 - Accounts Receivable
Problem Accounts $100
Equipment - $5000

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 10/29/2004

Aged Accounts Receivable

(Gross Balance as of 10/29/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$63,105,932	$62,732,046	$312,940	$—	$60,946
Potential (1-30)	$3,940,590	$3,864,615	$64,319	$—	$11,656
31-60 Days	$2,234,228	$2,172,067	$44,864	$—	$17,297
61-90 Days	$1,371,125	$1,348,185	$16,283	$—	$6,658
91 and Over	$2,254,748	$2,138,171	$113,522	$—	$3,055
Total Delinquency	$9,800,691	$9,523,037	$238,988	$—	$38,666
Total Gross Receivables	$72,906,623	$72,255,083	$551,928	$—	$99,612
Post Accounts Payable
(As of 10/29/04)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

THE THAXTON GROUP
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated			CASES 03-13182 - 03-13213 JOINTLY ADMINISTERED
Monthly Court Report for	October
	HOLDING COMPANY	HOLDING COMPANY		HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 9/30 per G/L Trial Balance	—	6,248,675.00	95,521,884.00			(3,625,005.00)	(655,026.00)	634,577.00		(42,977,228.00)	(55,948,253.00)	—

Cash Transfers between companies	—		(2,354,578.21)			280,414.30				1,939,397.89	134,766.02
Expenses paid by Corporate - expensed in subsidiaries	(0.00)		(832,577.80)			(41,044.34)	743,845.33	61,065.89		78,464.20	(9,753.28)
(treated as separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	0.00		81,588.00							(80,818.90)	(769.10)
Payroll	—		91,163.85			(26,149.48)				18,813.94	(83,828.31)
Analysis charges	—		3,088.84			(1,061.68)					(2,027.16)
Audit accrual	—
Transfer of assets	—		(1,627.00)			1,627.00
Sale of branches	—		(1,335,160.00)								1,335,160.00
Taxes	—

General Ledger as of 10/31/04	(0.00)	6,248,675.00	91,173,781.68	—	—	(3,411,219.20)	88,819.33	695,642.89	—	(41,021,370.87)	(54,574,704.83)	—

	(0.00)	6,248,675.00	91,173,781.68	—	—	(3,411,219.20)	88,819.33	695,642.89	—	(41,021,370.87)	(54,574,704.83)	—

Balance Sheet - October 31, 2004	—	6,248,675.00	91,173,782.00			(3,411,219.00)	88,819.00	695,643.00		(41,021,371.00)	(54,574,705.00)